Listing Report:Supplement No. 18 dated Jul 31, 2009 to Prospectus dated Jul 13, 2009
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Jul 13, 2009 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Jul 13, 2009 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 316939
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jul-1997	Debt/Income ratio:	46%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	6 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	12y 7m
Amount delinquent:	$0	Revolving credit balance:	$1,162	Occupation:	Laborer
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	89%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	bobwood	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off a couple bills
Purpose of loan:
This loan will be used to?pay off credit cards and mobile home

My financial situation:
I am a good candidate for this loan becauseI will pay it back?

Monthly net income: $1900

Monthly expenses: $
  Housing: $480
  Insurance: $ 200
  Car expenses: $30
  Utilities: $ 120
  Phone, cable, internet: $ 90100
  Food, entertainment: $
  Clothing, household expenses $ 50
  Credit cards and other loans: $
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 377617
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	24.17%	Starting borrower rate/APR:	25.17% / 27.48%	Starting monthly payment:	$139.47

Auction yield range:	11.27% - 24.17%	Estimated loss impact:	10.59%
Lender servicing fee:	1.00%	Estimated return:	13.58%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Aug-1967	Debt/Income ratio:	12%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	6 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	1y 8m
Amount delinquent:	$0	Revolving credit balance:	$674	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	26	Homeownership:	No
Inquiries last 6m:	0
Screen name:	rsd1260	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
GET RID OF CREDIT CARDS!
Purpose of loan:
This loan will be used to pay credit cards off.   These were unexpected expenses that I would like to pay off quicker.  I

My financial situation:
I am a good candidate for this loan because I have a stedy job, make good money and I work very hard.  I can make timely stedy payments through my automatic bank debits.

Monthly net income: $ 4000
 Car expenses: $400
  Utilities: $ 100
  Phone, cable, internet: $ 100
  Food, entertainment: $100
  Clothing, household expenses $50
  Credit cards and other loans: $ 300
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418493
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Oct-1995	Debt/Income ratio:	Not calculated
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	5 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	2y 3m
Amount delinquent:	$0	Revolving credit balance:	$1,740	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	28%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	13	Homeownership:	No
Inquiries last 6m:	1
Screen name:	commerce-matador1	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Removing Debt and Improving Credit
My goal with obtaining this loan is simple. I plan on removing all current debt while simultaneously paying my rent for the remainder of the year, up front, so that I can focus on the repayment of this loan.

This loan will be used to pay five months rent, two credit cards and two store accounts.

I am currently working two jobs and have very little personal overhead besides the aforementioned debt. I have no car payment and all school loans are in deferment for another year at least. I do not have any other expenses besides my cell phone bill and inexpensive car insurance. This loan is meant to clean my slate, so to speak, and remove all outstanding debt.

I know this loan may seem like an odd request but I function much better financially when I can consolidate all expenses into one and then focus on a singular task. Your assistance in helping me achieve this would be appreciated. I always repay my debt.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418609
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	B
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	14.05%	Starting borrower rate/APR:	15.05% / 17.22%	Starting monthly payment:	$104.07

Auction yield range:	6.27% - 14.05%	Estimated loss impact:	5.24%
Lender servicing fee:	1.00%	Estimated return:	8.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-2005	Debt/Income ratio:	Not calculated
Credit score:	720-740 (Jul-2009)	Current / open credit lines:	4 / 4	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	9	Length of status:	0y 2m
Amount delinquent:	$0	Revolving credit balance:	$1,474	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	8%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	best-elation	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my debt
Purpose of loan:
This loan will be used to pay off my current balance in my apartment and credit card bills. I have to move out of the apartment I am currently living in by this weekend/early next week. Before I move out, I need to pay off my balance. I have a balance because my apartment was recently flooded in May, but I could not get any compensation for the incident. At first, I refused to pay, but I have no choice to pay now. Rest of the money will be going into paying off the credit card bills I have.

My financial situation:
I am a good candidate for this loan because I do get an allowance of between $800-$1000 per month from my parents. I can show you a proof of my incoming allowance (bank statement). I used to work, but with the current economic situation, I had to quit my job as a server because the tips were not very good. I only work on the side to try to make more money. If  I do get a job, which I'm currently searching for, I can pay back very shortly. If not, I can use the allowance to pay off every month.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418615
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.17%	Starting borrower rate/APR:	27.17% / 29.51%	Starting monthly payment:	$409.16

Auction yield range:	11.27% - 26.17%	Estimated loss impact:	10.65%
Lender servicing fee:	1.00%	Estimated return:	15.52%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	May-1999	Debt/Income ratio:	28%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	38	Length of status:	0y 6m
Amount delinquent:	$0	Revolving credit balance:	$246,817	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	ready-capital	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Credit Cards
Purpose of loan:
This loan will be used to? Pay off credit cards and other high interest revolving lines

My financial situation:
I am a good candidate for this loan because?
Although my credit score is not "great," I do make monthly payments on time.
Monthly net income: $ $4,600

Monthly expenses: $
  Housing: $ 1,200
  Insurance: $ 300
  Car expenses: $600
  Utilities: $ 300
  Phone, cable, internet: $170
  Food, entertainment: $ 500
  Clothing, household expenses $300
  Credit cards and other loans: $ 800
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418619
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jun-1998	Debt/Income ratio:	44%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	25	Length of status:	30y 4m
Amount delinquent:	$70	Revolving credit balance:	$4,274	Occupation:	Waiter/Waitress
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$1-$24,999
Delinquencies in last 7y:	5	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	unequivocal-commerce	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying property taxes
Purpose of loan:
This loan will be used to help pay off the balance of our property taxes

My financial situation:
I am a good candidate for this loan because?I'm a hard worker? and I just don't want to lose my home in a taxsale.Paying this loan off will be a top priorty.

Monthly net income: $ 2400.00

Monthly expenses: $
??Housing: $ 400.00
??Insurance: $
??Car expenses: $
??Utilities: $ 400.00
??Phone, cable, internet: $ 200.00
??Food, entertainment: $ 100.00
??Clothing, household expenses $
??Credit cards and other loans: $ 200.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418621
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Aug-1997	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	4 / 3	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	14	Length of status:	0y 9m
Amount delinquent:	$0	Revolving credit balance:	$3,800	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	76%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	2
Screen name:	mikspik001	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Inventory for online clothing store
Purpose of loan:
This loan will be used to purchase new inventory for our online Ebay clothing store. Use this link to visit our current Ebay listings: our ebay store

Business story: Girlfriend and I selling clothing items on Ebay since October 2008; hold a PowerSeller status - monthly profit $4000, selling rate 35% of total number of items listed each month (150 items sold per 500 listed per month); $4000 is not enough to invest back into the business for it to grow, as most of the profit is used for living expenses; investing $15000 into new inventory equals to 1500 new items listed, bringing the profit up to about $9000 per month, of which about $6000 would go back into the business while using the other $3000 for living expenses, which in turn equals to business growth.
Educational and Professional Background:
Myself - B.S. in Computer Science; Database Administrator 2001-2007.Partner/girlfriend - PharmD; Pharmacy student 2001-2008.

My financial situation:
Good credit history, no open loans, no major credit card debts, reliable business with a proven record of profitability, backed up by a stable carrier in IT and pharmacy.

Monthly net income: $ 4000

Monthly expenses: $ 3500

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418627
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$22,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	23.55%	Starting borrower rate/APR:	24.55% / 26.85%	Starting monthly payment:	$869.49

Auction yield range:	8.27% - 23.55%	Estimated loss impact:	9.06%
Lender servicing fee:	1.00%	Estimated return:	14.49%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jan-1979	Debt/Income ratio:	Not calculated
Credit score:	780-800 (Jul-2009)	Current / open credit lines:	9 / 7	Employment status:	Retired
Now delinquent:	0	Total credit lines:	19	Length of status:	20y 2m
Amount delinquent:	$0	Revolving credit balance:	$1,026	Stated income:	$1-$24,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	2%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	justice-river1	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Education, Consolidation
Education- University of Phoenix

Loan/ Bill Consolidation
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418643
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,550.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	24.17%	Starting borrower rate/APR:	25.17% / 27.48%	Starting monthly payment:	$181.32

Auction yield range:	11.27% - 24.17%	Estimated loss impact:	10.59%
Lender servicing fee:	1.00%	Estimated return:	13.58%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Oct-1998	Debt/Income ratio:	31%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	9y 8m
Amount delinquent:	$0	Revolving credit balance:	$1,946	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	67%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	9	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Triphacta	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	29 ( 100% )	660-680 (Latest)
Principal borrowed:	$5,300.00	< mo. late:	0 ( 0% )	640-660 (Apr-2009) 620-640 (Feb-2007)
Principal balance:	$1,245.84	1+ mo. late:	0 ( 0% )
Total payments billed:	29
Description
Patent Web & Biz Development Funds
I am a very driven person (moonlighting-entrepreneur), who holds a full time position with the Army (civilian).  I am hoping to increase the quality of life for the consumer that will utilize this patent (pending).   The funds are needed to contract services to acquire and produce parts required to complete or make this patent fully functional and virtually flawless.  Website development is a must.  Remainder will be used for marketing to bring in partners. I am hoping someone believes in me as much as I believe in myself.

Remainder of previous loan to be paid off at the onset of this loan. Don't wish to carry 2 prosper balances. First loan current, with automatic (never late) withdrawals.

Thank you for the consideration in this very important matter!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418649
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	31.00%	Starting borrower rate/APR:	32.00% / 34.41%	Starting monthly payment:	$108.89

Auction yield range:	11.27% - 31.00%	Estimated loss impact:	10.78%
Lender servicing fee:	1.00%	Estimated return:	20.22%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Nov-1985	Debt/Income ratio:	35%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	24y 0m
Amount delinquent:	$0	Revolving credit balance:	$117,270	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	diligent-basis	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Plumbing Repairs
Purpose of loan:
This loan will be used to?
Remodel our Bathroom
I am a good candidate for this loan because?
I am a Truck Driver and I have been with the same company for 24 years.  I have lived in the same place for 24 years. My wife also contributes her income.  I have always paid my bills and have never been late on a payment.  Most of the revolving credit is from a home equity line of credit we took out when my son was young to pay medical bills.   My Son just graduated from high school and we just spent money on enrolling him in Tech. School, now we find there is a need to remodel our bathroom.  It has mold and there are things that need to be ripped out and the plumbing repaired.  I will be doing most of the work myself along with a plumber friend, saving us thousands of dollars.  Right now I am just trying to get the bare basics done.   I sure would appreciate any help I could get.   Making the prosper payment will be easy to do because of the second income my wife brings in, plus I will be doing extra runs  until it is paid off and it will be automatically deducted through my bank account.  I would appreciate any help and bids I get.
My financial situation:
Monthly net income: $ 3,500
Wife's Income 2,000
Monthly expenses: $
  Housing: $ 450,00
  Insurance: $   200.00
Car expenses: $ 100.00
  Utilities: $ 125.00
  Phone, cable, internet: $ 110.00
  Food, entertainment: $ 400.00
  Clothing, household expenses $
  Credit cards and other loans: $ 1300
  Other expenses: $ 200.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418657
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jul-1975	Debt/Income ratio:	12%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	40y 1m
Amount delinquent:	$0	Revolving credit balance:	$4,101	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	54%	Stated income:	$100,000+
Delinquencies in last 7y:	17	Homeownership:	Yes
Inquiries last 6m:	10
Screen name:	diversification-goliath	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
NEW ROOF
Purpose of loan:
This loan will be used to? is to put a new roof on our house as the roof we have right now is over 20 years old and is due as you can tell by looking at it

My financial situation:
I am a good candidate for this loan because? well because i have $2,000 towards it i mean i have gotten quotes from $4,000 to $6,000 and i will be paying this back within a year and yes we have the ability to pay this back, as we both work, and both have a good income as i said we will be paying this back within a year.

Monthly net income: $ 6,200

Monthly expenses: $
  Housing: $ 840.00
  Insurance: $ 150
  Car expenses: $ 597.00
  Utilities: $ 130.00
  Phone, cable, internet: $ 160.00
  Food, entertainment: $300
  Clothing, household expenses $ 100
  Credit cards and other loans: $ 300
  Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418661
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Feb-2007	Debt/Income ratio:	22%
Credit score:	600-620 (Jul-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	4	Length of status:	1y 11m
Amount delinquent:	$0	Revolving credit balance:	$1,076	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	Vwbg87	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 93% )	600-620 (Latest)
Principal borrowed:	$2,800.00	< mo. late:	1 ( 7% )	560-580 (Apr-2008)
Principal balance:	$1,555.20	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
Paying Off Auto Loan
Purpose of loan:
This loan will be used to pay off my current loan and car !
My financial situation:
I am a good candidate for this loan because I have a steady job with the American Licorice Company and I am  making steady monthly payments on my auto and  NEVER missed a payment.  I simply want to transfer the monthly payments to Prosper so I can Get better interest rate.  Thank you to everyone in the Prosper community for making this a possibility! :-)

Monthly net income: $2,000

Monthly expenses: $ 1,110
  Housing: $ 0.00 (I live with my parents - thanks Mom & Dad!)
  Insurance: $ 180
  Car expenses: $ 375
  Utilities: $ 0.00 (Thanks again Mom & Dad!)
  Phone, cable, internet: $ 45
  Food, entertainment: $ 250
  Clothing, household expenses $ 100
  Credit cards and other loans: $ 85
  Other expenses: $ 75 (average amount I spend monthly on gas)

As you can see, even after all these expenses, I still have plenty of monthly income to pay off the loan.  Thank you so much for helping me out! :-)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418663
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Mar-1972	Debt/Income ratio:	Not calculated
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	18 / 17	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	39	Length of status:	0y 11m
Amount delinquent:	$0	Revolving credit balance:	$11,560	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	26%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	4	Homeownership:	Yes
Inquiries last 6m:	11
Screen name:	BDC855	Borrower's state:	NewJersey	Borrower's group:	BORROWERS - Free instant Listings - LARGEST GROUP
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	17 ( 100% )	680-700 (Latest)
Principal borrowed:	$2,500.00	< mo. late:	0 ( 0% )	620-640 (May-2007) 540-560 (Dec-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
Consolidating Final Family Debt!
Purpose of loan:
This loan will be used to pay off the remainder of my debt so that we can settle down, get married and start a family.
My fiancee and I have a 2 year old son and we are looking to pay off our debt so that we can finally set a date and get married.

My financial situation:
I am a good candidate for this loan because I have proven that I repay my debt through my previous Prosper loan.
I am a full-time Staff Accountant, currently sitting for his CPA in the state of New Jersey.
We are a new family, with one child; 2 years in age and we feel comfortable we can repay this debt.

Monthly net income: $ 4,250

Monthly expenses: $ 2,990
  Housing: $ 1470
  Insurance: $ 95
  Car expenses: $ 230
  Utilities: $ 150
  Phone, cable, internet: $ 125
  Food, entertainment: $ 300
  Clothing, household expenses $ 150
  Credit cards and other loans: $ 300 (To be removed if loan is filled.)
  Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418665
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	18.05%	Starting borrower rate/APR:	19.05% / 21.53%	Starting monthly payment:	$55.02

Auction yield range:	8.27% - 18.05%	Estimated loss impact:	6.92%
Lender servicing fee:	1.00%	Estimated return:	11.13%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	May-1995	Debt/Income ratio:	40%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	17 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	36	Length of status:	9y 0m
Amount delinquent:	$0	Revolving credit balance:	$20,733	Occupation:	Food Service Manage...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	67%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	avslover1	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	24 ( 100% )	640-660 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	560-580 (Mar-2008) 560-580 (Feb-2008) 660-680 (Jul-2007)
Principal balance:	$1,981.05	1+ mo. late:	0 ( 0% )
Total payments billed:	24
Description
Pay off higher loan
Purpose of loan:
This loan will be used to? clean up my act.
My financial situation:
I am a good candidate for this loan because? I already have a loan through Prosper and have never been late.  Would like to pay off credit cards and clean up my act by getting rid of these credit cards.
Monthly net income: $ 3038.46

Monthly expenses: $
  Housing: $ 937.
  Insurance: $ 150.
  Car expenses: $ 200.
  Utilities: $ 100.
  Phone, cable, internet: $ 60.
  Food, entertainment: $ 150.
  Clothing, household expenses $ 100.
  Credit cards and other loans: $ 400.
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418667
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,200.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	18.05%	Starting borrower rate/APR:	19.05% / 21.27%	Starting monthly payment:	$80.70

Auction yield range:	8.27% - 18.05%	Estimated loss impact:	6.92%
Lender servicing fee:	1.00%	Estimated return:	11.13%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Aug-1995	Debt/Income ratio:	38%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	2y 5m
Amount delinquent:	$0	Revolving credit balance:	$16,715	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	64%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	brightest-urbane-reward	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Extend car payment to up cash flow
Purpose of loan:
This loan will be used to? extend the current car payment to increase cash flow.  This will allow me to pay extra on those darn credit cards.  This will increase cash flow by $151 plus the about $20 less insurance coverage.  The goal is to buy the house we are living in next September but I have to pay down some debt!!!  I have a 17 month old little boy and would like to get on a good financial track for his future.  I hope to pay this loan off early.

My financial situation:
I am a good candidate for this loan because?I always pay my bills on time.  I haven't been late on a payment since college(um, a long time [14 years!!])   I have been in my field of employment for nine years.

Monthly net income: $ 2683 (my husband brings home about $750 a month)

Monthly expenses: $
  Housing: $ 875
  Insurance: $ 96
  Car expenses: $ 265 (to be paid off with this loan)
  Utilities: $ 150
  Phone, cable, internet: $ 120
  Food, entertainment: $ 300
  Clothing, household expenses $ 100
  Credit cards and other loans: $ 450
  Other expenses: $ 480 (this is childcare expense) + $151(student loan)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418669
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	27.00%	Starting borrower rate/APR:	28.00% / 30.35%	Starting monthly payment:	$206.82

Auction yield range:	17.27% - 27.00%	Estimated loss impact:	20.57%
Lender servicing fee:	1.00%	Estimated return:	6.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Nov-2001	Debt/Income ratio:	30%
Credit score:	620-640 (Jul-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	13	Length of status:	2y 3m
Amount delinquent:	$0	Revolving credit balance:	$24,845	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	102%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	tcjutr	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	620-640 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	580-600 (Jun-2008)
Principal balance:	$2,007.67	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
Debt Consolidation/Student Expenses
Purpose of loan:
Consolidate my current Prosper loan and one other loan at a lower interest rate and pay for a grad school class (I'm not in the Masters program yet, so I don't qualify for subsidized loans until I'm accepted)

My financial situation:
I have my income budgeted out in a realistic manner - still allowing myself to have a life, but while being responsible.? I've been sticking to this budget for the past year with no problem.? The loan would be helpful in reducing my interest rates and helping me further my education

Monthly net income: $ 3500

Monthly expenses: $
??Housing: $? 750
??Insurance: $ 0 (paid by employer)
??Car expenses: $ 0 (public transportation!)
??Utilities: $??130
??Phone, cable, internet: $ 70
??Food, entertainment: $?600
??Clothing, household expenses $ 250
??Credit cards and other loans: $ 600
??Other expenses: $ 250

I am in the rare and fortunate position of having a very secure government job, and I am and always have been current on any and all loans.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418671
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jun-1996	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	8 / 8	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	18	Length of status:	0y 9m
Amount delinquent:	$0	Revolving credit balance:	$2,621	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	11%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	elegant-leverage	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Equipment for eco company
Purpose of loan: This loan will be used to buy equipment, specifically injection molds for our company. This loan will be used to pay the balance of the molds. We will be launching our products at a trade show in September. We have very low overhead cost and our break even point is also very low. We can begin payments on the loan in September. We already have retailer interested in selling our products as soon as they are available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418675
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jan-1985	Debt/Income ratio:	Not calculated
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	12 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	13y 8m
Amount delinquent:	$0	Revolving credit balance:	$24,215	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	93%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	4
Screen name:	fairness-bandit	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying Down Debt
Purpose of loan:
This loan will be used to pay down some debt and start up a home office as an employment recruiter and accountant.

My financial situation:
I am a good candidate for this loan because I have always paid off my loan obligations and am looking to pay off this loan in a short period of time

Monthly net income: $

Monthly expenses: $
  Housing: $ 1050
  Insurance: $
  Car expenses: $
  Utilities: $ 80
  Phone, cable, internet: $ 120
  Food, entertainment: $ 400
  Clothing, household expenses $
  Credit cards and other loans: $ 1000
  Other expenses: $ 235
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418681
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Sep-2003	Debt/Income ratio:	Not calculated
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	1y 3m
Amount delinquent:	$0	Revolving credit balance:	$372	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	93%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	blue-worthy-cash	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Inventory for Grand Opening
Purpose of loan:
I am opening a computer repair company with my brother.  We just rented the store front and need some extra start up money to properly prepare for our first customer's needs.  By, building inventory and other supplies.

My financial situation:
I am a good candidate for this loan because I am looking to build a better life for my new child.

Monthly net income: $ 30,334

Monthly expenses: $
  Housing: $ 657.00
  Car expenses: $ 100
  Utilities: $ ~50
  Phone, cable, internet: $~115
  Food, entertainment: $ ~200
  Credit Card:~$25

Personal note:
I would like to think you for reading this listing and for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418683
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	32.00%	Starting borrower rate/APR:	33.00% / 35.42%	Starting monthly payment:	$330.83

Auction yield range:	11.27% - 32.00%	Estimated loss impact:	10.81%
Lender servicing fee:	1.00%	Estimated return:	21.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jul-1999	Debt/Income ratio:	61%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	25 / 21	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	4y 6m
Amount delinquent:	$0	Revolving credit balance:	$27,657	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	75%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	yahoo13180	Borrower's state:	WestVirginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	640-660 (Latest)
Principal borrowed:	$7,500.00	< mo. late:	0 ( 0% )	600-620 (May-2008)
Principal balance:	$5,154.07	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
Installing Central Heat and Air
I am requesting this loan to help me keep my wife and baby boy safe. Our house is in need of an adquate heating and air system to provide a safe and healthy environment for my son to live in. A large portion of the loan will pay the cost of the installation while any remaining amount will be used to start a master's degree program, for which I will receive a pay raise at work.

My yearly income is approximately $49,000. My wife is not a co-applicant, but I still believe her income is important to know since so much of our debt is intertwined: She has an income of approximately $50,000 yearly. Our monthly expenses, including a home and an auto loan, credit cards, bills, and expenses, is approximately $5,300 with a monthly income of approximately $6,000, after taxes.

I am sure the foremost question on a lender's mind is "Can he repay his debt?" The answer is that I was raised with old-school American values that teach a person's worth is measured by their word and I give my word that I repay all of my debts and without seeking a method such as bankruptcy. I am on track to reduce my debt by about 30% in the next 12 months and will have no problem managing this new loan. I have had a Prosper loan for over a year without missing a payment and was so satisfied with the loan, that I wanted to utilize it again. Please, give me the opportnity to provide the best possible life for my family.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418687
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,895.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	29.79%	Starting borrower rate/APR:	30.79% / 33.18%	Starting monthly payment:	$81.27

Auction yield range:	11.27% - 29.79%	Estimated loss impact:	10.75%
Lender servicing fee:	1.00%	Estimated return:	19.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Oct-1986	Debt/Income ratio:	17%
Credit score:	720-740 (Jul-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	16y 1m
Amount delinquent:	$0	Revolving credit balance:	$3,202	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	96%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	exuberant-deal	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Going To The Dentist
Purpose of loan: THE PURPOSE OF THIS LOAN WILL BE TO GET MY DAUGHTERS WISDOM TEETH TAKEN OUT BEFORE COLLEGE STARTS WE ARE A GOOD CANIDATE FOR THIS LOAN BECAUSE WE PAY OUR BILLS ON TIME AND I HAVE HAD THE SAME JOB FOR 16 YEARS . WE TAKE OUR FINANCES VERY SERIOUSLY. THANK YOU FOR YOUR TIME .
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418693
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	May-1987	Debt/Income ratio:	7%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	2 / 3	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	72	Length of status:	8y 3m
Amount delinquent:	$2,987	Revolving credit balance:	$0	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	5	Homeownership:	Yes
Inquiries last 6m:	13
Screen name:	industrious-basis	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off bills
Purpose of loan:
This loan will be used to pay for my only vehicle to be repaired, catch up on past due bills, pay off creditor.

My financial situation:
I am a good candidate for this loan because I am gainfully employed and need the opportunity to catch up and get on solid ground with one monthly payment.

Monthly net income: $ 3852.00

Monthly expenses: $
  Housing: $ 1500.00
  Insurance: $ 94.00
  Car expenses: $ 50.00
  Utilities: $ 120.00
  Phone, cable, internet: $ 189.00
  Food, entertainment: $ 450.00
  Clothing, household expenses $ 200.00
  Credit cards and other loans: $ 1500.00
  Other expenses: $ 900.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418697
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-1986	Debt/Income ratio:	44%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	0y 8m
Amount delinquent:	$0	Revolving credit balance:	$649	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	83%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	dixie-doo	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Nurse needs your help
Purpose of loan:
This loan will be used to pay off 2 very high interest, payday like loans as well as several other credit cards. After my divorce I resorted to bankruptcy to help me make a fresh start. Subsequently, the only loans I was able to get were high interest ones.  At the time, all 3 of my children were in college and I was unable to get Parents Plus loans to help them because of the bankruptcy. I resorted to 2 high interest loans for that. These 2 loans especially have really been dragging me down. With interest rates of 96% the balances never seem to go down. The first loan with Brookwood Lending still has a balance of $1338.66 (payment $237.44/month.) The second loan is with Cash Call and still has a balance of $1966.88 (payment 216.55/month.) I would also like to pay off 3 credit cards (Fashion Bug, Credit One and Life Uniforms - total about $2400) and have just one Prosper loan to pay.  A Prosper loan will save me at least $150 monthly and stop the cycle of balances that never go down. I do not intend to pay off my Prosper loan early.

My financial situation:
I am a good candidate for this loan because I always pay my bills on time. This and I have very good job security. I am a nurse and have worked continuously in this occupation since graduating from nursing school in 1988. Unfortunately Prosper only allows the inclusion of one job in it's listing however I have 2. It is true that I have only been with my current primary employer for 8 months but I have been working part time at another institution for 9 years. My previous primary employer was a travel nurse company. I was with them for 3 years. When I decided to stop doing travel nursing I was hired by my current full time employer. As a nurse, the opportunities are many and with the nursing shortage projected to get worse, I will never be unemployed.

* I withdrew a previous listing which included a request to also pay off my car loan which also has a high interest rate. However, at the suggestion of another Prosper member, I have decided to just focus on getting my loans and credit cards paid off. I will, apart from Prosper, attempt to refinance my car loan.

Monthly net income: $3300

Monthly expenses:
  Housing: $700
  Insurance: $300 (auto and health)
  Car expenses: $200 (this includes tolls and gas for work)
  Utilities: $200
  Phone, cable, internet: $250
  Food, entertainment: $300
  Clothing, household expenses $150
  Credit cards and other loans: $1106.36 (includes car loan,  credit cards and the 2 high interest loans)
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418701
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,100.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$275.94

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jun-1996	Debt/Income ratio:	20%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	14 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	31	Length of status:	13y 11m
Amount delinquent:	$0	Revolving credit balance:	$60,175	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	tough-compassion	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Putting in outdoor patio, fire pit
Purpose of loan:
This loan will be used to build outdoor patio/grill for purposes of increasing home value.

My financial situation:
I am a good candidate for this loan because I have never, ever missed any payment of any kind. I'm have worked in the same industry for 35 years with the same organization for 15 years. My job is stable. Yes, I have debt, but I always honor my payment commitments.

Monthly net income: $ 6,900

Monthly expenses: $
  Housing: $ $2,595
  Insurance: $ 400
  Car expenses: $ 600
  Utilities: $ 600
  Phone, cable, internet: $ 200
  Food, entertainment: $ 600
  Clothing, household expenses $ 400
  Credit cards and other loans: $ 1,500
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418705
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	18.27%	Starting borrower rate/APR:	19.27% / 22.51%	Starting monthly payment:	$261.11

Auction yield range:	17.27% - 18.27%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Oct-2006	Debt/Income ratio:	29%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	3 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	3	Length of status:	2y 11m
Amount delinquent:	$0	Revolving credit balance:	$786	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	78%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	economy-equilibrium	Borrower's state:	Mississippi	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
preparing house for baby
Purpose of loan:
This loan will be used to prepare our home for baby.

My financial situation:
I am a good candidate for this loan because I pay my bills on time.

Monthly net income: $
1000
Monthly expenses: $
  Housing: $ 0
  Insurance: $ 0
  Car expenses: $0
  Utilities: $ 250.00
  Phone, cable, internet: $ 160.00
  Food, entertainment: $ 200.00
  Clothing, household expenses $ 75.00
  Credit cards and other loans: $ 150.00
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418707
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.90%	Starting borrower rate/APR:	9.90% / 12.01%	Starting monthly payment:	$257.76

Auction yield range:	4.27% - 8.90%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.78%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Mar-1989	Debt/Income ratio:	25%
Credit score:	740-760 (Jul-2009)	Current / open credit lines:	15 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	20y 10m
Amount delinquent:	$0	Revolving credit balance:	$15,290	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	27%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	redwing5	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	10 ( 100% )	740-760 (Latest)
Principal borrowed:	$6,000.00	< mo. late:	0 ( 0% )	780-800 (Aug-2008)
Principal balance:	$4,259.35	1+ mo. late:	0 ( 0% )
Total payments billed:	10
Description
Getting rid of credit cards
Purpose of loan:
This loan will be used to?Get rid of unsecured credit card debt.

My financial situation:
I am a good candidate for this loan because? I have never defaulted on anything ever, I always pay on time and the amount due. I've been employed at the same Hospital for 20+yrs as an Biomedical Technician and have no plans on changing careers. I feel I'm a loyal and responsible person.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418709
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Mar-1991	Debt/Income ratio:	41%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	13 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	85	Length of status:	11y 11m
Amount delinquent:	$0	Revolving credit balance:	$72,544	Occupation:	Professor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	88%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	5
Screen name:	bmuctd11	Borrower's state:	Louisiana	Borrower's group:	Professors
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	4 ( 100% )	680-700 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	0 ( 0% )	640-660 (May-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	4
Description
Start New Business
Purpose of loan:
This loan will be used to? for start up costs.

My financial situation:
I am a good candidate for this loan because? I have been employeed as a professor for 10 + years.

Monthly net income: $ 130000 household

Monthly expenses: $
  Housing: $ 2000
  Insurance: $ 150
  Car expenses: $ 1500
  Utilities: $ 300
  Phone, cable, internet: $ 200
  Food, entertainment: $ 200
  Clothing, household expenses $ 100
  Credit cards and other loans: $ 3000
  Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418711
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.50%	Starting borrower rate/APR:	12.50% / 14.88%	Starting monthly payment:	$50.18

Auction yield range:	11.27% - 11.50%	Estimated loss impact:	10.24%
Lender servicing fee:	1.00%	Estimated return:	1.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jul-2002	Debt/Income ratio:	Not calculated
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	16 / 16	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	23	Length of status:	0y 1m
Amount delinquent:	$0	Revolving credit balance:	$40,181	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	93%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	orderly-finance	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
In Need of Rent Money
Purpose of loan:
To be used to pay my rent before August 5, 2009

My financial situation:
I am a perfect candidate for this loan because I am a person with integrity and understand the value of what good deeds others can do for you. My son and I would greatly appreciate the assistance at this time. Although I am unemployed, I am waiting on my unemployment and food stamps/cash assistance to kick in (I have already been approved). Unfortunately, the pay date is a week after the rent is due and I was living off of my severance pay for a while before it diminished which is why I'm in this sticky situation.

I have a couple of interviews set up at this time and am sure I will get something before the end of the week. I apply for multiple jobs each day and night (even with a Bachelor's degree it is difficult).

Monthly net income: $ 1100

Monthly expenses: $
 My 4 year old son and I have very little grocery expenses, my car and lights have been paid.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418713
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.30%	Starting borrower rate/APR:	18.30% / 20.51%	Starting monthly payment:	$326.73

Auction yield range:	17.27% - 17.30%	Estimated loss impact:	25.96%
Lender servicing fee:	1.00%	Estimated return:	-8.66%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Mar-2001	Debt/Income ratio:	Not calculated
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	13	Length of status:	2y 6m
Amount delinquent:	$0	Revolving credit balance:	$6,804	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	101%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	empirecola	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Nipping debt in the fanny
Purpose of loan:
This loan will be used to help me extinguish my credit card and student loan debt in 36 months, instead of the credit card company 30 year payoff.

My financial situation:
I am a good candidate for this loan because I have been living with these outrageous payments for so long now.  I just need a helping hand to get back on top of this self inflicted heap.

Monthly net income: $ 2000

Monthly expenses: $ 1657  (with this prosper loan, expenses: $1550.00)
 Mortgage..............$ 580
 Car......................$ 217
 Insurance.............$  75
 Utilities................$ 200
 Credit cards.........$ 275
 Current Loans......$ 310

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418715
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	28.00%	Starting borrower rate/APR:	29.00% / 31.36%	Starting monthly payment:	$1,047.64

Auction yield range:	17.27% - 28.00%	Estimated loss impact:	26.63%
Lender servicing fee:	1.00%	Estimated return:	1.37%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Oct-1998	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	3 / 2	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	8	Length of status:	0y 0m
Amount delinquent:	$0	Revolving credit balance:	$3,056	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	55%	Stated income:	$1-$24,999
Delinquencies in last 7y:	4	Homeownership:	No
Inquiries last 6m:	0
Screen name:	FuryFever	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Start up capital for trucking co.
Purpose of loan:
This loan will be used to purchase a commercial vehicle and trailers to start a trucking and hauling company based out of Albany, NY.  I currently have a Volvo tractor trailer truck that is in good running condition I'm looking to buy for a very reasonable price ($3,500).  The truck may need some work, that depends on what I find when I get it. The seller says it runs and drives well currently.  I will also need to buy a trailer for car hauling.  I'd like to get into eBay and Uship.com car hauling as well as other areas.  I will also need start-up money to get me rolling for fuel costs, insurance, maintenance costs, etc.  I'm currently working on getting my CDL and looking to schedule a road test soon, so I should be in a position to be up and running by the end of August.  Most OTR drivers make around $35,000-$45,000/yr starting out.  Even if things were slow getting started, I'd figure I can make at least $20,000 in my first year, more than enough to make payments on this loan.  Hopefully, by the second year, I can be bringing in enough to pay off the loan early and start re-investing my own money back into the business to keep it growing.

My financial situation:
I am a good candidate for this loan because I am a hard worker, dedicated, and committed to making this work!  I have an HSBC credit card that is current and I've never missed a payment on.  I also had a loan through HSBC back in January of 2009 for $1,000 that I paid back early.  I'm currently on unemployment from my last job (working for NYS), so I am getting $1,200/mo from that at least to live on.  I have been looking for work for 7 months now and I know this economy is lousy and it has been hard to compete in a job market of 100,000's unemployed.  So, I'm sick of waiting around to be hired by a company and I'm looking to start my own business.  Despite a recession, food still needs to be delivered to market and goods still need to be shipped across the US.  It also seems these days that many people are buying used cars on eBay, so I'm hoping to cash in on people needing vehicles, boats, campers, and trailers transported through eBay and Uship.com  I hope to get this business off the ground soon and become a productive member of society again!

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418719
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jul-2001	Debt/Income ratio:	Not calculated
Credit score:	700-720 (Jul-2009)	Current / open credit lines:	3 / 3	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	19	Length of status:	1y 6m
Amount delinquent:	$0	Revolving credit balance:	$8,518	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	90%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	FutureIsNow	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for move to college
Purpose of loan:
I will be using this loan to pay for costs associated with moving across the country to the college I will be attending for law school. I plan on paying this loan off in full when my student loans have disbursed, as I will be receiving more than enough to cover my tuition and living expenses for the year.

My financial situation:
My financial situation is strong; however, I don't have access to enough cash to move and pay for living expenses until my student loans have disbursed. I have approximately $7,200 in retirement savings and stocks as well as about $10,000 in equity in a rental that I own. In addition to my loans, I will be receiving a scholarship from the school of $15,000 to $20,000 the first yesr, and monthly GI Bill payments of $1,300. I value my credit rating and would do nothing to jeopardize it. Once my loans disburse I will have access to $50,000 in loans, so paying this off will not be a problem.

My revolving credit card balance is high, because of expenses associated with applying to law school and placing deposits down on the school.

Expenses that the loan will go towards:
Breaking my current lease: $2,700
Renting a U-Haul with tow behind for my car: $1,200
Gasoline for the U-Haul and my wife's car for 1,900 miles: $600
Signing a new lease, deposit, and first month?s rent: $1,000
Leaving an additional $500 to pay for first month's living expenses (i.e. groceries, gasoline, misc. household items).
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418725
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$11,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.99%	Starting borrower rate/APR:	12.99% / 15.13%	Starting monthly payment:	$370.58

Auction yield range:	4.27% - 11.99%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.85%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jul-1991	Debt/Income ratio:	24%
Credit score:	760-780 (Jul-2009)	Current / open credit lines:	12 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	48	Length of status:	2y 10m
Amount delinquent:	$0	Revolving credit balance:	$117,719	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	69%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	gburglending	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 100% )	760-780 (Latest)
Principal borrowed:	$24,000.00	< mo. late:	0 ( 0% )	800-820 (Jan-2008)
Principal balance:	$13,663.83	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
Adding additional inventory
Purpose of loan:
This loan will be used to add to our existing book and movie inventory. We currently sell on various sites, including Half.com, Barnes and Noble, and Alibris. We are looking to expand to additional sites and require the increased inventory.

My financial situation:
I am a good candidate for this loan because the business is currently doing well. Also, we have an existing loan here, and as you can see we have not missed a payment and our credit is excellent.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418727
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.27%	Starting borrower rate/APR:	12.27% / 14.40%	Starting monthly payment:	$333.43

Auction yield range:	11.27% - 11.27%	Estimated loss impact:	10.24%
Lender servicing fee:	1.00%	Estimated return:	1.03%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Sep-2000	Debt/Income ratio:	16%
Credit score:	760-780 (Jul-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	13	Length of status:	1y 9m
Amount delinquent:	$0	Revolving credit balance:	$1,771	Occupation:	Chemist
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	4%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	10	Homeownership:	No
Inquiries last 6m:	1
Screen name:	dough-chemistry	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Fighting for my kids
Purpose of loan:
I need the loan to pay the retainer fee for a family law attorney. I am fighting for custody of my kids.

My financial situation:
I am a good candidate for this loan because I have a steady income and will pay back the loan. I have almost no debt and will be able to handle payments easily.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418729
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	9.00%	Starting borrower rate/APR:	10.00% / 12.11%	Starting monthly payment:	$193.60

Auction yield range:	8.27% - 9.00%	Estimated loss impact:	8.18%
Lender servicing fee:	1.00%	Estimated return:	0.82%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Mar-2004	Debt/Income ratio:	14%
Credit score:	720-740 (Jul-2009)	Current / open credit lines:	16 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	4y 11m
Amount delinquent:	$0	Revolving credit balance:	$4,060	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	54%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	tycoon22	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	720-740 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	700-720 (May-2008) 700-720 (Jan-2008)
Principal balance:	$462.71	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
Post grad college loan
Purpose of loan:
To provide financing for two semester of school.  I received a Accounting degree in December 2007.  I need this money to two semesters of college to complete the CPA examination requirements of 150 credit hours.  I have been approved for a loan from Wells Fargo but they want me to pay prime plus 9.49% so I am shopping around for a better rate.

My financial situation:
I have a stable job that I have been at for over 4.5 years.  I am a homeowner since December 2008.  I always pay my bills and I have one Prosper loan which is about to be paid off.  I also have an established business that I receive guaranteed payments from each month ($500) for work I perform on nights and some weekends.

Any questions, please ask.

Monthly net income: $ 4000 + $500 Guaranteed Payments from business

Monthly expenses: $
  Housing: $ 978
  Insurance: $ 65
  Car expenses: $ 289
  Utilities: $ 250
  Phone, cable, internet: $ 35
  Food, entertainment: $ 200
  Clothing, household expenses $ 50
  Credit cards and other loans: $ 200
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418735
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	25.00%	Starting borrower rate/APR:	26.00% / 28.32%	Starting monthly payment:	$302.18

Auction yield range:	17.27% - 25.00%	Estimated loss impact:	19.44%
Lender servicing fee:	1.00%	Estimated return:	5.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-2000	Debt/Income ratio:	28%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	1y 0m
Amount delinquent:	$0	Revolving credit balance:	$14,588	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	93%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	noble-openness	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying Off my Education
Purpose of loan:
This loan will be used to pay off my credit cards that I have used since college to help pay for school and living costs.

My financial situation:
I am a good candidate for this loan because I have a full-time job and have been very responsible in paying back the loans and crecit card bills that I currently have on time. Though I have only been at this job for a year, I have been consistently employed since I was sixteen and have held internship positions while in school. I have taken out loans to fund most my education expenses in undergrad and graduate school. As a young professional, I would like to start saving money, but with the high interest rates of my credit cards and paying off my student loans, I have found it more and more difficult to pay down my debt and save money at the same time.

Monthly net income: $3,000

Monthly expenses: $
  Housing: $950.00
  Insurance: $100.00
  Car expenses: $350.00
  Utilities: $50.00
  Phone, cable, internet: $140.00
  Food, entertainment: $200.00
  Clothing, household expenses $100.00
  Credit cards and other loans: $1,000.00
  Other expenses: $0.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418739
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	14.05%	Starting borrower rate/APR:	15.05% / 17.22%	Starting monthly payment:	$520.35

Auction yield range:	4.27% - 14.05%	Estimated loss impact:	2.15%
Lender servicing fee:	1.00%	Estimated return:	11.90%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Nov-1998	Debt/Income ratio:	29%
Credit score:	760-780 (Jul-2009)	Current / open credit lines:	13 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	2y 6m
Amount delinquent:	$0	Revolving credit balance:	$18,743	Occupation:	Engineer - Electric...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	34%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	noble-camaraderi	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Credit Cards
Purpose of loan:
My wife and I would like to consolidate our credit card debt to get rid of it for good.  We both came into the marriage with some credit card debt and have not been able to pay it off.  We are both very reponsible individuals.  I am an Electrical Engineer and graduated from Iowa State University.  My wife works from home and graduated with a marketing degree from the University of Illinois at Chicago.  Neither one of us have ever been late on a payment.  Please help us conquer our credit card debt.

Thanks!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418755
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	May-1998	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	7 / 7	Employment status:	Self-employed
Now delinquent:	1	Total credit lines:	17	Length of status:	2y 9m
Amount delinquent:	$663	Revolving credit balance:	$5,995	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	14%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	8	Homeownership:	No
Inquiries last 6m:	8
Screen name:	keen-funds1	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Investment to expand my business
Purpose of loan:
This is a business loan I will use to make more money.
Currently I am achieving a 30-50% ROI on my investments every month, but I only have ~$15,000 capital.  Whoever finances this is welcome to continue financing my business ventures once they are paid back and satisfied.

My financial situation:
I am a good candidate for this loan because my personal financial situation is completely stable.   I am only looking for extra capital to grow my business and make more money.

In the picture I am attaching an octopus to some helium-filled balloons.  Eventually I get the octopus to "float" in place about 4 feet off the ground, neither rising nor falling.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418761
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$18,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$653.18

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	35.45%
Lender servicing fee:	1.00%	Estimated return:	-18.18%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Nov-1991	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	4 / 2	Employment status:	Self-employed
Now delinquent:	2	Total credit lines:	16	Length of status:	2y 3m
Amount delinquent:	$2,823	Revolving credit balance:	$7,986	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	79%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	enthusiastic-velocity	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need Capital to pay down Debt
Purpose of loan:
  Bring past payroll taxes current with the IRS

My financial situation:
I am a good candidate for this loan because?my business is again profitable and our reorganization has put us in a strong position for the future. We have 5 months worth of payroll taxes from last year that the IRS is demanding immediately, with no payment options.

Monthly net income: $ 3500
Monthly expenses: $ 3280
  Housing: $   1250
  Insurance: $ 130
  Car expenses: $ 0
  Utilities: $ 500
  Phone, cable, internet: $ 100
  Food, entertainment: $ 500
  Clothing, household expenses $ 200
  Credit cards and other loans: $ 400
  Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418763
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$217.73

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	35.45%
Lender servicing fee:	1.00%	Estimated return:	-18.18%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Dec-1988	Debt/Income ratio:	43%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	17 / 14	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	46	Length of status:	0y 1m
Amount delinquent:	$2,800	Revolving credit balance:	$842	Occupation:	Teacher
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	funds-circuit888	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	9 ( 100% )	680-700 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	720-740 (Oct-2008)
Principal balance:	$1,572.56	1+ mo. late:	0 ( 0% )
Total payments billed:	9
Description
Got a great job, pay some bills
Purpose of loan: To pay off high interest credit cards
My financial situation:
I am a good candidate for this loan because? I graduated in December and after a couple of dead end jobs I finally landed a great teacher job and things are looking up.  I really want to get out of debt and pay off credit cards that got me through school and hard times, they are not that much and I never plan to use credit cards again!!!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418767
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Feb-1993	Debt/Income ratio:	7%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	0 / 0	Employment status:	Retired
Now delinquent:	0	Total credit lines:	8	Length of status:	4y 1m
Amount delinquent:	$0	Revolving credit balance:	$0	Stated income:	$1-$24,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	truth-daisy	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off payday loans
Purpose of loan: To pay some minor hospital bill, to pay off 3 payday loans, and to  get my utilities caught up.
This loan will be used to?

My financial situation:  Along with my monthly SSD, I also bartend weekends, and drive limousine. both jobs for cash. I have no revolving accounts.
I am a good candidate for this loan because?

Monthly net income: $ I take home 1830.00 from SSD, on average 500.00 from driving the limousine, and a  average of 250.00 from bartending.

Monthly expenses: $
  Housing: $ 950.00
  Insurance: $ 54.00
  Car expenses: $ 50.00
  Utilities: $ 120.00
  Phone, cable, internet: $ 74.00
  Food, entertainment: $ 100.00
  Clothing, household expenses $ 25.00
  Credit cards and other loans: $000
  Other expenses: $ 000
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418775
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	3.27% - 34.00%	Estimated loss impact:	0.68%
Lender servicing fee:	1.00%	Estimated return:	33.32%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Mar-2000	Debt/Income ratio:	4%
Credit score:	740-760 (Jul-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	1y 0m
Amount delinquent:	$0	Revolving credit balance:	$61,529	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	81%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	mrpowers5531	Borrower's state:	Illinois	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	19 ( 100% )	740-760 (Latest)
Principal borrowed:	$2,300.00	< mo. late:	0 ( 0% )	720-740 (Jun-2008) 740-760 (Nov-2007)
Principal balance:	$846.08	1+ mo. late:	0 ( 0% )
Total payments billed:	19
Description
Prosper Lender to Reinvest
Purpose of loan:
This loan will be used to reinvest into Prosper.

My financial situation:
I am a good candidate for this loan because I have paid all my bills ontime for the last 9 years. I hope my credit rating and history as well as my Prosper Rating will speak for itself. Low DTI ratio as well.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418779
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$316.65

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Nov-1993	Debt/Income ratio:	27%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	3 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	8	Length of status:	16y 10m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	4	Homeownership:	No
Inquiries last 6m:	1
Screen name:	rocker7	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Getting caught-up
Purpose of loan:
I need to catch up on unexpected hospital and doctor bills which caused me to fall behind on my other bills.

My financial situation:
I am a good candidate for this loan because I am a hard working person that has fallen on hard times.  I do not, nor have I ever lived beyond my means, but times have gotten a bit rough lately due to the economy and unexpected bills.

Monthly net income: $ 34,000.00

Monthly expenses: $ 2,889.99
  Housing: $ 900.00
  Insurance: $ 370.00
  Car expenses: $ 450.00
  Utilities: $ 370.00
  Phone, cable, internet: $ 99.99
  Food, entertainment: $ 600.00
  Clothing, household expenses $ 100.00
  Credit cards and other loans: $ 0
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418791
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$217.73

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	35.45%
Lender servicing fee:	1.00%	Estimated return:	-18.18%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Nov-2004	Debt/Income ratio:	37%
Credit score:	620-640 (Jul-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	16	Length of status:	7y 0m
Amount delinquent:	$2,769	Revolving credit balance:	$5,644	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	75%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	5
Screen name:	Wilcarlton	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	620-640 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	640-660 (Jul-2008)
Principal balance:	$2,108.91	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
Consolidate Credit Cards
Purpose of loan:
This will be my second prosper loan. I will use the prosper loan to consolidate credit cards, We have several that are under a few hundred dollars and then the big one is the home depot card that is up to 4300. I have been paying on it and was making great lead way as it used to be 9000. However the card holder raised our interest rate to over 20% so my min payment went from $90 to over $150. I tried to opt out of the interest rate hike and was told they would allow me to opt out , but would have to close my acct. I want to use the prosper loan to consolidate all my cards into one monthly payment that is as much as just the home depot card is now and it will be a closed end loan instead of a revolving credit card.
My financial situation:
I am a good candidate for this loan because? I have had some credit issues early in life when I got my first credit card. Since then I have paid off all judments , built my credit back up, bought and paid off on car and maintained perfect payment history on 2 others, All credit cards , auto loans, standing. I took a class at 20yrs old that helped understand the importance of credit. Since then I have started family with a new baby on the way and bought a house.

Monthly net income: $ 5000 month

Monthly expenses: $
  Housing: $ 1400
  Insurance: $ 75
  Car expenses: $ 400
  Utilities: $ 200
  Phone, cable, internet: $ 0
  Food, entertainment: $ 250
  Clothing, household expenses $ 200
  Credit cards and other loans: $ 100
  Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418793
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$907.20

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	35.45%
Lender servicing fee:	1.00%	Estimated return:	-18.18%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Dec-1999	Debt/Income ratio:	52%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	18 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	50	Length of status:	9y 0m
Amount delinquent:	$0	Revolving credit balance:	$22,771	Occupation:	Medical Technician
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	79%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	9
Screen name:	worth-allocator	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off my credit cards
Purpose of loan:
This loan will be used to pay off my discovery and capital one card?

My financial situation:
I am a good candidate for this loan because i pay my bills on time and i really locking in the future to borrow more when i pay off this one. Me and my husband have good income and we are able to pay monthly payment?

Monthly net income: $ 6200

Monthly expenses: $
  Housing: $ 1075
  Insurance: $ 100
  Car expenses: $ 450
  Utilities: $ 100
  Phone, cable, internet: $ 100
  Food, entertainment: $ 400
  Clothing, household expenses $
  Credit cards and other loans: $ 1000
  Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418797
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	B
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	22.00%	Starting borrower rate/APR:	23.00% / 25.28%	Starting monthly payment:	$193.55

Auction yield range:	6.27% - 22.00%	Estimated loss impact:	5.39%
Lender servicing fee:	1.00%	Estimated return:	16.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Oct-1990	Debt/Income ratio:	74%
Credit score:	760-780 (Jul-2009)	Current / open credit lines:	13 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	39	Length of status:	1y 11m
Amount delinquent:	$0	Revolving credit balance:	$4,532	Occupation:	Teacher's Aide
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	16%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	gringa	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Computer
Purpose of loan:
This loan will be used to? buy a car
My financial situation:
I am a good candidate for this loan because I have good income, stable employment, and good credit.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418815
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	18.05%	Starting borrower rate/APR:	19.05% / 21.27%	Starting monthly payment:	$110.04

Auction yield range:	8.27% - 18.05%	Estimated loss impact:	6.92%
Lender servicing fee:	1.00%	Estimated return:	11.13%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jan-1995	Debt/Income ratio:	42%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	18 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	1y 5m
Amount delinquent:	$0	Revolving credit balance:	$37,878	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	91%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	cerebral-fairness	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Sophomore Nursing Student
Purpose of loan:
This loan will be used to pay for tuition and books for the Fall 2009 semester.

My financial situation:
I am a good candidate for this loan because I am in my 30s and have never been late on a single account.  I have a high balance-to-credit ratio which has prevented me from receiving other loans in the current economic climate.  I have recently paid off a $24,000 auto loan which was always on time.

Monthly net income: $ 2000

Monthly expenses: $
  Housing: $ Spouse pays.
  Insurance: $ 100
  Car expenses: $ 100
  Utilities: $ Spouse pays.
  Phone, cable, internet: $ Spouse pays.
  Food, entertainment: $ Spouse pays.
  Clothing, household expenses $ Spouse pays.
  Credit cards and other loans: $ 1500
  Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418821
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.42%	Starting borrower rate/APR:	9.42% / 11.52%	Starting monthly payment:	$63.99

Auction yield range:	4.27% - 8.42%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.30%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Oct-1971	Debt/Income ratio:	68%
Credit score:	700-720 (Jul-2009)	Current / open credit lines:	15 / 11	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	35y 11m
Amount delinquent:	$0	Revolving credit balance:	$36,137	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	81%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	KWC	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Property Taxes are overdue.
Purpose of loan:
This loan will be used to catch up on my property taxes.

My financial situation:
I will be getting my first social security check the end of August but in the meantime I am behind in my taxes. My medical?
expenses exceed $1600 per month partly due to my husband's MS.? .?

Monthly net income: $ 4500.00

Monthly expenses: $
??Housing: $ 570.00????
??Insurance: $ 250.00
??Car expenses: $ 359.
??Utilities: $ 300
??Phone, cable, internet: $ 160
??Food, entertainment: $ 450
??Clothing, household expenses $ 100
??Credit cards and other loans: $ Dept Consolidation $1700
??Other expenses: $ 300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418823
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,250.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	7.52%	Starting borrower rate/APR:	8.52% / 10.61%	Starting monthly payment:	$134.20

Auction yield range:	3.27% - 7.52%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	6.02%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-1985	Debt/Income ratio:	5%
Credit score:	820-840 (Jul-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	9y 3m
Amount delinquent:	$0	Revolving credit balance:	$53,810	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	30%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	Sarum80	Borrower's state:	Massachusetts	Borrower's group:	Alumni and Friends of Boston College
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	6 ( 100% )	820-840 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	740-760 (Mar-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	6
Description
Paying off last credit card
Purpose of loan:
This loan will be used to? pay off my last credit card!
My financial situation:
I am a good candidate for this loan because? Paying off this last credit card will free up cash flow and which will make paying this loan much easier.? I paid my last Prosper loan early but plan to keep this one for the entire 36 months.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418825
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	24.17%	Starting borrower rate/APR:	25.17% / 27.48%	Starting monthly payment:	$398.50

Auction yield range:	11.27% - 24.17%	Estimated loss impact:	10.59%
Lender servicing fee:	1.00%	Estimated return:	13.58%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Mar-1989	Debt/Income ratio:	38%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	19 / 19	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	45	Length of status:	1y 2m
Amount delinquent:	$0	Revolving credit balance:	$26,137	Occupation:	Attorney
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	65%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	tallguy001	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	18 ( 100% )	680-700 (Latest)
Principal borrowed:	$3,500.00	< mo. late:	0 ( 0% )	660-680 (Jan-2008) 640-660 (Dec-2007) 600-620 (Nov-2007)
Principal balance:	$1,902.27	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
Eliminate Remaining Credit Cards

Purpose of loan:
I would like to consolidate some of my credit cards into one payment, as well as help with some of the higher interest rates.?Please note the 16.27% rate is the max I am allowed in my state (Wisconsin).

My financial situation:
I work as at a major university and have a very stable position. I have no delinquent accounts and have had just one late payment over the past 6 years. I had?one collection back around 2002,?it has been paid in full, but lists as?"Paid Charge Off." All derogatories come from this card, and have not one one late payment (30 day or otherwise) in 6+ years.

Monthly net income: $ 4223.71

Monthly expenses: $
??Housing: $ 1100 (split $2200 mortgage with wife).?
??Insurance: $ 200 (car insurance)
??Car expenses: $150 (approx)?for gas.
??Utilities: $ 120 (Electric, Gas Combined)
??Phone, cable, internet: $ 250?
??Food, entertainment: $ 500
??Clothing, household expenses $ 200
??Credit cards and other loans:?
????-?Student Loans: $450 a month?
????-?Credit Cards?: $500 a month
??? -?Electronics Store?Card:?$45 a?month?
????- Personal Loan $365.51 per month
??Prosper Loan - $114 per month??

I have consolidated most of my unsecured debt into a personal loan at a better interest rate. This loan would serve to pay the remainder of my credit cards.?After my monthly expenses and prosper loan I would put the rest toward lowering my other debt (cards, education loans).

Thank you.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418833
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,750.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$169.64

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Mar-1990	Debt/Income ratio:	36%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	37	Length of status:	11y 4m
Amount delinquent:	$75	Revolving credit balance:	$19,890	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	107%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	weimgrls	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	640-660 (Latest)
Principal borrowed:	$3,500.00	< mo. late:	0 ( 0% )	640-660 (May-2008)
Principal balance:	$2,321.93	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
In need of help
Purpose of loan:
This loan will be used to?? Consolidate 3 high interest loans.?They are as follows: Sun Loan $981.27 Rainbow Loan $971.57 Security Finance $1127.90. These were taken out at a time when I felt I had no other choice. Sometimes when?backed into a corner, you do things that you would not normally do. ??

My financial situation:
I am a good candidate for this loan because? As it stands now, I pay $460 a month for these loans. If I can consolidate them, I would be saving over $200 a month. I pay my bills, and am working to pay down my debt. ?

Monthly net income: $?

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418841
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	6.17%	Starting borrower rate/APR:	7.17% / 9.24%	Starting monthly payment:	$61.91

Auction yield range:	3.27% - 6.17%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	5.57%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Sep-1999	Debt/Income ratio:	12%
Credit score:	740-760 (Jul-2009)	Current / open credit lines:	13 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	48	Length of status:	3y 9m
Amount delinquent:	$0	Revolving credit balance:	$62,150	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	71%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	Svigel	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	16 ( 100% )	740-760 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	740-760 (Apr-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
Scooter Got Stolen
Purpose of loan:
This loan will be used to finance the purchase of a scooter.? A month ago my scooter was stolen from my house and I was saving a lot of money because of the mpg that it got.

My financial situation:
I am a good candidate for this loan because I have already repaid one prosper loan and my financial condition has not changed.? I could pay cash for the scooter but I do not want to dip into my emergency fund for it.? Thank you for the consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418851
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$929.09

Auction yield range:	17.27% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jun-1984	Debt/Income ratio:	15%
Credit score:	740-760 (Jul-2009)	Current / open credit lines:	7 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Occupation:	Professional
Amount delinquent:	$0	Revolving credit balance:	$0	Stated income:	$100,000+
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	sympathetic-bonus	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Online Digital Media Launch
Purpose of loan:
This loan will be used to help fund the launch of a new online media vehicle (http://www.penny-wiser.com) that will be supported by national advertisers.? The magazine will guarantee reach of huge audiences of Black and Latino women online using permission email.? The editorial focus of the magazine is Urban Consumerism, an extremely important subject for these consumers who have had a checkered past as consumers and who face an increasingly dynamic marketplace frought with food & product safety issues, predatory lending, and others challenges that we hope to address by elevating the importance of consumerism and consumerist issues.

My financial situation:
I am a good candidate for this loan because?I will be able to repay it in full in 3-6 months given the nature of the media property.??We are already selling the vehicle into the advertising community and are getting excellent reception and buy-in.? However, we need the funds to actually launch the vehicle before we can 100% count on advertisers to support it.?

Thanks in advance for helping us.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417386
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$549.84

Auction yield range:	17.27% - 18.00%	Estimated loss impact:	26.00%
Lender servicing fee:	1.00%	Estimated return:	-8.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Feb-2001	Debt/Income ratio:	28%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	4y 3m
Amount delinquent:	$0	Revolving credit balance:	$13,932	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	60%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	4
Screen name:	power-leader	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Inventory for new restaurant/bar
Purpose of loan:
This loan will be used to?
Purchase inventory for new restaurant/bar....
My financial situation:
I am a good candidate for this loan because?
I work for the city. My brother has managed a restaurant for 15 years he is the manager for this bar.

Monthly net income: $ 3,000.00

Monthly expenses: $
  Housing: $ 500.00
  Insurance: $ 100
  Car expenses: $
  Utilities: $
  Phone, cable, internet: $
  Food, entertainment: $
  Clothing, household expenses $
  Credit cards and other loans: $ 200
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417750
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,700.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$249.00

Auction yield range:	17.27% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Nov-1994	Debt/Income ratio:	31%
Credit score:	700-720 (Jul-2009)	Current / open credit lines:	14 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	33	Length of status:	1y 7m
Amount delinquent:	$0	Revolving credit balance:	$17,178	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	55%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	7
Screen name:	jrphx	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying a used car
Purpose of loan:
This loan will be used to purchase a used car.  My previous car was rear-ended and declared a total loss.  This loan would be used to replace that car.
My financial situation:
I am a good candidate for this loan because I have been continuously employed as a retail manager for 12 years.   I have never had any gaps in employment.  I am a homeowner. I am also a lender on Prosper.

Monthly net income: $ 2800
Monthly expenses: $
  Housing: $ 500
  Utilities, cable, phone: $120
  Food, entertainment: $ 350
  Clothing, household expenses $ 150
  Credit cards and other loans: $ 500

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418142
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,144.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	8.00%	Starting borrower rate/APR:	9.00% / 11.09%	Starting monthly payment:	$481.58

Auction yield range:	3.27% - 8.00%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	6.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Aug-1989	Debt/Income ratio:	59%
Credit score:	800-820 (Jul-2009)	Current / open credit lines:	24 / 23	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	40	Length of status:	2y 3m
Amount delinquent:	$0	Revolving credit balance:	$36,975	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	54%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	Sonihal	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	18 ( 86% )	800-820 (Latest)
Principal borrowed:	$25,000.00	< mo. late:	3 ( 14% )	780-800 (Apr-2008) 760-780 (Sep-2007)
Principal balance:	$9,855.63	1+ mo. late:	0 ( 0% )
Total payments billed:	21
Description
Consolidate Credi Cards
Purpose of loan:
Pay off prosper loan and pay off Capital One who bumped my rate for no reason at all.
My financial situation:
Please see previous loan. I am paying accelerated payments and since then I have a promotion and a raise. The DTI is high because all credit cards are joint with my wife and I am the Primary card holder. Wife also has a secure highly paid job.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418486
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Dec-1991	Debt/Income ratio:	11%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	6 / 4	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	29	Length of status:	6y 5m
Amount delinquent:	$4,640	Revolving credit balance:	$1,441	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	77%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	18	Homeownership:	No
Inquiries last 6m:	3
Screen name:	jakdwak	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	15 ( 100% )	660-680 (Latest)
Principal borrowed:	$2,551.00	< mo. late:	0 ( 0% )	560-580 (Aug-2007) 560-580 (Jul-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Pay Off Credit Cards - Score +100!
Purpose of loan:
To pay off an old American Express account and a high interest credit card. This is my second prosper loan, first paid off, never late. Look at my credit score, I've been cleaning up my act and it shows in my score. Thanks for bidding!

My financial situation:
I have a full time job with a stable company and can work extra hours when extra cash is needed

Monthly net income: $ 2800

Monthly expenses: $
  Housing: $ 550
  Insurance: $ 20
  Car expenses: $ 40
  Utilities: $ 50
  Phone, cable, internet: $ 45
  Food, entertainment: $ 250
  Clothing, household expenses $ 75
  Credit cards and other loans: $ 200
  Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418600
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$549.84

Auction yield range:	17.27% - 18.00%	Estimated loss impact:	26.00%
Lender servicing fee:	1.00%	Estimated return:	-8.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Dec-1991	Debt/Income ratio:	20%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	18 / 16	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	23	Length of status:	16y 2m
Amount delinquent:	$0	Revolving credit balance:	$11,996	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	41%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	13	Homeownership:	Yes
Inquiries last 6m:	11
Screen name:	invincible-funds	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
second floor onto our home
Purpose of loan:
This loan will be used to add a second floor onto my home

My financial situation:
I am a good candidate for this loan because I may have had a few issues when my son was born but this is no longer the case
Monthly net income: $

Monthly expenses: $
  Housing: $ 2800
  Insurance: $ 150
  Car expenses: $ 380
  Utilities: $ 98
  Phone, cable, internet: $ 98
  Food, entertainment: $ 200
  Clothing, household expenses $ 25
  Credit cards and other loans: $ 150
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418612
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.50%	Starting borrower rate/APR:	10.50% / 12.61%	Starting monthly payment:	$162.51

Auction yield range:	4.27% - 9.50%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.37%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Mar-1997	Debt/Income ratio:	61%
Credit score:	700-720 (Jul-2009)	Current / open credit lines:	12 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	39	Length of status:	1y 4m
Amount delinquent:	$0	Revolving credit balance:	$17,239	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	67%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	financialhelper1	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Preparing for School
A little about myself:
My wife and I have been married for 12 years and we have two wonderful children. We've lived in Texas all are lives except when I was in the military. I am a Navy veteran and I have been involved with Prosper as a Lender for a while now. Since the recent changes on Prosper I have not been able to lend; and now I am actually asking to borrow.

Purpose of loan: I am requesting this loan to consolidate two credit cards with a combined balance of $5000 but a significantly higher interest rate.  I've been making all my payments on time and don't forsee any problems in the future, I just don't understand the complicated method the credit card companies use to figure your balance for interest purposes. A simple interest loan will be easier to manage and if I can reduce the interest rate at the same time that is an extra plus.  Also, I will be returning to school this fall to take some accounting classes that will help with a potential promotion this coming new year. I will not be reducing my hours at work during the semester, I will be taking night classes.

Our financial situation:
I am currently employed with the IRS, and my family and I live in a small community with a low cost of living.  I make enough to support my family and pay our bills, I'm just trying to save on the extra expense that comes with returning to school.  I also receive $936 a month from VA disability and will be using the monthly payments I receive from my loans I have on Prosper to make my payments on this loan.  I want to assure any prospective lenders that we live well within our means and are very capable of paying our bills along with this loan. My wife and I are currently saving to buy our own home and are trying to keep our budget in place with this loan.

Thank you very much for your time and consideration and if you have any questions please feel free to ask.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418614
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	May-1983	Debt/Income ratio:	126%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	16 / 16	Employment status:	Retired
Now delinquent:	1	Total credit lines:	39	Length of status:	1y 4m
Amount delinquent:	$364	Revolving credit balance:	$35,187	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	87%
Delinquencies in last 7y:	4	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	dollar-ferret	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Mr. Klean
Purpose of loan:
This loan will be used to?start a business.

My financial situation:
I am a good candidate for this loan because?I am a hard worker who want to be my own boss.

Monthly net income: $ 2,400

Monthly expenses: $
  Housing: $ 1700
  Insurance: $ 106.00
  Car expenses: $ 384.00
  Utilities: $ 230.00
  Phone, cable, internet: $ 180.00
  Food, entertainment: $
  Clothing, household expenses $
  Credit cards and other loans: $
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418618
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$23,555.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	22.00%	Starting borrower rate/APR:	23.00% / 25.28%	Starting monthly payment:	$911.81

Auction yield range:	17.27% - 22.00%	Estimated loss impact:	35.75%
Lender servicing fee:	1.00%	Estimated return:	-13.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	May-1972	Debt/Income ratio:	136%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	21 / 14	Employment status:	Retired
Now delinquent:	0	Total credit lines:	46	Length of status:	19y 4m
Amount delinquent:	$0	Revolving credit balance:	$60,867	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	6
Screen name:	TripleNickle	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	10 ( 100% )	640-660 (Latest)
Principal borrowed:	$1,555.00	< mo. late:	0 ( 0% )	680-700 (Aug-2008) 640-660 (Jul-2008) 680-700 (Jun-2008)
Principal balance:	$1,214.99	1+ mo. late:	0 ( 0% )
Total payments billed:	10
Description
Prosper Lender - Need Loan Myself
urpose of loan:
This Second loan will be used to?pay down credit card debt.  I have been paying down Highest APR to lowest.
I am a good candidate for this loan because I have not been late or missed a payment in over 54 years !!!
YOUR GAIN will Help EASE MY PAIN. Hope to finally get another Prosper loan as well as helping lots of other Prosper members as a Lender.  When I lost my good job in '90, Credit cards had to go to mostly minimum payments.  Got a second Mortgage in 1995 to pay off most of them.  This 2nd was PAID in
2005 and the 1st Mortgage PAID after 30 yrs, in 2006.  Believe me, I fully understand how difficult debt can be!!!. My thanks to Prosper Members who are helping me to dissolve my credit card debt by paying off high limit creditors One-By-One.  Let us all continue to "bank on each other" IT REALLY WORKS !!!!!!
Special thanx to Kermit24, JMA Three, D Tempus B, Lending Stats dot com & Ice Fisherman who were kind enough to place bids on my 11 prior attempts to get a loan.  I will still be helping other Prosper folks out with $555 of this loan because I think it is a very good thing - this Prosper Thing on the Computer !!

Monthly net income: $ 2735.26

Monthly expenses: $ 2535.00
  Housing: $ 0.00 - 30 yr Mortgage paid off 10-2006 (2nd in 2005)
  Insurance: $ 23.25
  Car expenses: $ 318.78
  Utilities: $ 123.00
  Phone, cable, internet: $ 78.66
  Food, entertainment: $ 235.00  and Clothing, & household expenses $ Paid by Wife.
  Credit cards and other loans: $ 2000.00  Other expenses: $ 150.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418630
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	23.99%	Starting borrower rate/APR:	24.99% / 27.30%	Starting monthly payment:	$596.32

Auction yield range:	8.27% - 23.99%	Estimated loss impact:	7.57%
Lender servicing fee:	1.00%	Estimated return:	16.42%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Sep-1997	Debt/Income ratio:	31%
Credit score:	760-780 (Jul-2009)	Current / open credit lines:	14 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	3y 1m
Amount delinquent:	$0	Revolving credit balance:	$4,453	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	bold-channel	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating debt before wedding
Purpose of loan:
This loan will allow me to pay down my high interest credit card debt and student loans I acquired while in grad school. An upcoming wedding has created additional financial stress and the time is now to address these issues. I work hard to pay my bills, but with multiple cards and student loans it has become increasingly difficult to keep track of what is coming and going. I am excited about Prosper and excited to have a central location to help manage this debt.

My financial situation:
I am finally in a career that pays well, as a physician assistant. Great job security. I always pay on time and have no delinquencies. I am currently living with my fianc? to help absorb living costs. With an upcoming wedding the pinch is on. A portion of this loan will be going to final payments if necessary.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418636
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.49%	Starting monthly payment:	$55.75

Auction yield range:	14.27% - 19.00%	Estimated loss impact:	15.54%
Lender servicing fee:	1.00%	Estimated return:	3.46%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	May-1994	Debt/Income ratio:	99%
Credit score:	620-640 (Jul-2009)	Current / open credit lines:	19 / 17	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	31	Length of status:	0y 11m
Amount delinquent:	$0	Revolving credit balance:	$49,936	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	91%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	socal100	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	620-640 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	640-660 (Apr-2008)
Principal balance:	$640.08	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
Paying off credit cards
Purpose of loan:
I need to consolidate some debt as the credit card companies have begun to increase monthly minimum payments.

My financial situation:
I am a good candidate for this loan because? my part-time work is steady and I have extra amounts of income throughout the month (I do contract bookkeeping and tax preparation). Thus the $3000 monthly income figure. Also you will see that I am having no problem paying my current  Prosper loan.

Monthly Income: $3000

Monthly expenses:
  Housing: $ 338
  Insurance: $
  Car expenses: $ 200
  Utilities: $ 200
  Phone, cable, internet: $ 200
  Food, entertainment: $
  Clothing, household expenses $
  Credit cards and other loans: $ 1100
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418646
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.02%	Starting borrower rate/APR:	28.02% / 30.37%	Starting monthly payment:	$124.12

Auction yield range:	11.27% - 27.02%	Estimated loss impact:	10.67%
Lender servicing fee:	1.00%	Estimated return:	16.35%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jun-1978	Debt/Income ratio:	12%
Credit score:	700-720 (Jul-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	23y 0m
Amount delinquent:	$0	Revolving credit balance:	$56,564	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	92%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	newest-healthy-revenue	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying Estate & Tax Expenses
Purpose of loan:
This loan will be used topay expenses related to property taxes and estate taxes that have accumulated since my 90year old mother's illness and death last year.
My financial situation:
I am a good candidate for this loan because I have a thirty-two year history of unbroken, stable employment.

Monthly net income: $7000

Monthly expenses: $
  Housing: $1600
  Insurance: $200
  Car expenses: $ 475
  Utilities: $280
  Phone, cable, internet: $150
  Food, entertainment: $400
  Clothing, household expenses $200
  Credit cards and other loans: $375
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418648
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$248.80

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-1991	Debt/Income ratio:	6%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	2 / 2	Employment status:	Retired
Now delinquent:	0	Total credit lines:	2	Length of status:	15y 3m
Amount delinquent:	$0	Revolving credit balance:	$980	Stated income:	$50,000-$74,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	89%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	towmater02	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	11 ( 100% )	640-660 (Latest)
Principal borrowed:	$7,400.00	< mo. late:	0 ( 0% )	660-680 (Aug-2008)
Principal balance:	$5,805.82	1+ mo. late:	0 ( 0% )
Total payments billed:	11
Description
"HELP HIM HELP OTHERS- A CREDIT

This loan will be used to?Help my grandson a CONTINUE his education.  This is the second loan I would have with prosper.  My first is almost 1 year old with 100% payments either made early or on time.  The first loan was to help my grandson begin his journey into nursing school.   This he did accomplish. He is now an LPN and working at the CLEVELAND CLINIC.  He wants to continue his education and become an RN.  His job is paying for part, he is paying for part, and I told him I would try and help again too.  He is an awesome nurse and praised by his patients.  I would hate to have him wait another year to persue his dream.  He would be in a bride program for LPN to RN.  It would take about 24 months to complete.

Our family is commited to helping others.  I am a retired Cleveland Police Officer.  I put my life on the line for others, and I am so proud of my grandson for the career path he has chosen in helping others too.

I don't quite know how PROSPERS scoring system works for credit scores, however, I pulled all three bureaus and my scores range from 660-740.   I think that good credit not high risk.

I HAVE NEVER PAID a single bill in my life late.  You can see I pay my current prosper loan on time too.  You do not have to worry about any default, I would never do that. Never have never will.

Friends were interested in backing me on Prosper after telling them,  but it seems you cannot be a lender in OHIO yet.

Thank You for looking at this long listing, and if you have any questions, feel free to ask.

I would have no problem paying back this and my other Prosper loan.  After all household expenses, food, credit cards etc.  I have an extra $2,000 left a month.  I am retired and will getting a steady income.   I know a lot of you would do anything you can for your family, so you understand how I feel about helping my grandson.

Have a great day!!

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418652
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.50%	Starting borrower rate/APR:	18.50% / 20.72%	Starting monthly payment:	$728.07

Auction yield range:	17.27% - 17.50%	Estimated loss impact:	18.97%
Lender servicing fee:	1.00%	Estimated return:	-1.47%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Aug-2001	Debt/Income ratio:	21%
Credit score:	740-760 (Jul-2009)	Current / open credit lines:	12 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	0y 11m
Amount delinquent:	$0	Revolving credit balance:	$441	Occupation:	Executive
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	1%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	11
Screen name:	orange-safe-cash	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
FAST GROWING BUSINESS MODEL
Purpose of loan:
This loan will be used to? expand a long time, well known business in Modesto, California. Simi's Flowers and Gifts, a local florist of Modesto metropolitan.

My financial situation:
I am a good candidate for this loan because?I've been applying a very successful business method in the Flowers industry for 5 years in Silicon Valley. I'm not applying this method in Modesto.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418666
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	21.00%	Starting borrower rate/APR:	22.00% / 24.26%	Starting monthly payment:	$381.90

Auction yield range:	17.27% - 21.00%	Estimated loss impact:	26.19%
Lender servicing fee:	1.00%	Estimated return:	-5.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Dec-1972	Debt/Income ratio:	93%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	22 / 20	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	52	Length of status:	32y 3m
Amount delinquent:	$0	Revolving credit balance:	$78,158	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	71%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	6
Screen name:	leverage-base	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New business equipment
Purpose of loan:
This loan will be used to? Fund the purchase of new equipment in a new Day Spa that I will be opening in mis September of 2009. It is a 4000 sq.ft Spa with hair, nails, facials, waxing, massage and tanning. It is a state of the art upscale facility located in Medina Ohio, Our yearly revenue is projected at $900,000.00 on a conservative scale. We do have a business plan available if needed. The equipment includes hair backwash units, wall hairdryers, pedicure spas, hair styling stations, massage tables, facial equipment, lotion warmers, towel warmers, hot stone warmers.

My financial situation:
I am a good candidate for this loan because?I have a Spa that I opened 2 years and 8 months ago in Fairlawn, Ohio. This spa only does facials, waxing and massage and is doing well in the current economic conditions of our country. I have been a business owner for over 30 years in the construction and development business. The new spa in Medina, Ohio is in a new build that has 4000 sq.ft. I have a 7 year lease with an option to renew for 10 additional years. It is in a very high traffic area with the anchor store being Buehlers Foods which does over $40,000,000.00 per year. We are currently doing the build out and it is near completion. I have over $80,000.00 invested in the build out and it was funded by cash reserves I had plus unsecured loans being the use of credit cards.

Monthly net income: $ 4,000.00

Monthly expenses: $
  Housing: $ 0
Insurance: $ paid by business's
Car expenses: $ paid by business
  Utilities: $ paid by business
  Phone, cable, internet: $ 85.00
Food, entertainment: $300.00
  Clothing, household expenses $200
  Credit cards and other loans: $ paid by business's
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418668
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.17%	Starting borrower rate/APR:	26.17% / 28.49%	Starting monthly payment:	$262.48

Auction yield range:	11.27% - 25.17%	Estimated loss impact:	10.62%
Lender servicing fee:	1.00%	Estimated return:	14.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Sep-1996	Debt/Income ratio:	37%
Credit score:	720-740 (Jul-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	3y 9m
Amount delinquent:	$0	Revolving credit balance:	$34,263	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	79%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	9	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	enforcer8	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying negative equity in car
Purpose of loan:
This loan will be used to pay down negative equity in my existing car loan, as well as help pay for daycare related expenses. The negative equity is about $5,500, and the remaining $1,000 would be to cover daycare expenses.  Once the negative equity in my car is paid, my goal is to then refinance my auto loan for a lower rate and payment.

My financial situation:
I am a good candidate for this loan because I have absolutely NO late payments on my credit over the last 3+ years.  I have cleaned up my credit when my wife and I bought our home in 2006, and have maintained a strong credit rating.  I generally do not actively seek credit, but have been looking into refinancing recently (for lower rate on mortgage).  Most lenders are becoming more and more reluctant to provide unsecured financing, even for applicants with solid credit.  So someone like me is feeling the effects of these extremely conservative lenders, due to the economic climate, even though I have been responsible with my bills and credit.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418670
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	11.27% - 34.00%	Estimated loss impact:	10.87%
Lender servicing fee:	1.00%	Estimated return:	23.13%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Sep-1989	Debt/Income ratio:	32%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	20 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	46	Length of status:	5y 9m
Amount delinquent:	$0	Revolving credit balance:	$94,652	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	dalres882208	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	3 ( 100% )	660-680 (Latest)
Principal borrowed:	$25,000.00	< mo. late:	0 ( 0% )	660-680 (Jan-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	3
Description
Need a bridge loan
I am a very reputable individual with a very well paying job. I have been employed at the same company for several years and hold a fairly prestigious position. I am in a position of "starting over" in my personal life, however. I recently divorced and inherited a relatively large amount of credit card debt as a result. In addition, I am in the process of selling my home and buying another smaller home.

Monthly cash flow is not an issue; I am requesting this loan so that I can use the proceeds to pay down credit card debt. I believe that taking that paying down the credit card debt will enable me to obtain a preferred rate on a mortgage on my new home. For me, it is worth paying interest on the loan I am applying for now to avoid refinance costs on my mortgage later.

I have always paid all of my bills on time, including a loan from Prosper I obtained 2 years ago.

Thanks in advance for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418674
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	7.17%	Starting borrower rate/APR:	8.17% / 11.69%	Starting monthly payment:	$31.41

Auction yield range:	3.27% - 7.17%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	6.57%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Aug-1995	Debt/Income ratio:	5%
Credit score:	760-780 (Jul-2009)	Current / open credit lines:	14 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	8y 6m
Amount delinquent:	$0	Revolving credit balance:	$395	Occupation:	Religious
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	13%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	Iloveransom	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Stay-At-Home-Mom Business Start-Up
Purpose of loan:
This loan will be used to? start a small web-based business through my blog.  The money will be used to create a killer website & create the accessibility I need to get my website off the ground.  I work 20 hrs. a wk. professionally & am looking to bring in a little extra income through this while I stay at home with my 2 children part-time.

My financial situation:
I am a good candidate for this loan because I can afford to pay it back in monthly increments.  I have great credit.  Also, I plan to save my initial earnings & pay back the loan as soon as possible, in a lump sum if possible.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418676
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$274.92

Auction yield range:	17.27% - 18.00%	Estimated loss impact:	26.00%
Lender servicing fee:	1.00%	Estimated return:	-8.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Sep-1995	Debt/Income ratio:	10%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	5 / 4	Employment status:	Full-time employee
Now delinquent:	4	Total credit lines:	14	Length of status:	0y 11m
Amount delinquent:	$3,241	Revolving credit balance:	$1,805	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	9%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	8	Homeownership:	No
Inquiries last 6m:	3
Screen name:	newest-trade-pouch	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Property Repairs and consolidate
Purpose of loan:
This loan will be used to? To repair a rental property for prospective tenant, and to repair some storage self store bins also owned. Also consolidate old inquiries

Monthly net income: $ 3000

Monthly expenses: $
  Housing: $    0
  Insurance: $  0
  Car expenses: $ 325
  Utilities: $  350
  Phone, cable, internet: $ 100
  Food, entertainment: $ 50
  Clothing, household expenses $ 100
  Credit cards and other loans: $
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418680
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,672.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$301.81

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Dec-1984	Debt/Income ratio:	21%
Credit score:	600-620 (Jul-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	9y 9m
Amount delinquent:	$0	Revolving credit balance:	$8,156	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	96%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	13	Homeownership:	No
Inquiries last 6m:	1
Screen name:	Fehu	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	600-620 (Latest)
Principal borrowed:	$1,800.00	< mo. late:	0 ( 0% )	540-560 (Jun-2008) 520-540 (Dec-2007)
Principal balance:	$1,378.89	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
2nd loan up +40 points / Lender
Update to lenders: I have never been late or missed any payments on any debt since the last loan. My points are up over 40 points and my Day Spa is up and running. I have over 100 new clients and growning daily. I have kept my loan and paid my lenders interest for over 1 yr as promised.
?Respect for self; Respect for others; and Responsibility for all your actions."

Purpose of loan: This loan will be used to pay off one high interest credit card 2,900 @ 27%, Pay off my current Prosper loan  of 1,371.60 ( As promised to my lenders I have kept the loan for over 1 yr. and never been late or missed a payment), and purchase a building sign for my Day Spa I have opened @ 2,400.

The importance of the illuminated sign on the front of the building: Our strip mall sits off the roadway and the city does not allow signage at the road. Therefore it is imparative to have a large sign on the building so it is visible from the roadway. I counted one day 53 cars pass by in 3 minutes. This is a huge market we are missing. I exhausted funds opening the spa with no debt. I have over 100,000 worth of equipement the salon. I am still working my regular job and will continue to do so. The new sign is a must for success.

My financial situation: I am a good candidate for this loan because? I am a responsible business woman with 30 yrs. of successful business experience. I have a great job I have been at for 9 years with a good income. I pay my bills on time. My Credit scores are going up. No late payments on any of my bills.

Monthly net income: $ 3,166
Monthly expenses:
Housing: $ 850
Insurance: $ 100
Car expenses: $ 300
Utilities: $ 400
Phone, cable, internet: $ 150
Food, entertainment: $ 400
Clothing, household expenses $ 60
Credit cards and other loans: $ 300
Other expenses: $ 0

The Day Spa is currently paying the lease, product and electricity for the facility. My goals a year ago were to improve credit scores and open my Day Spa without debt. I have managed to do that all accept the lease and general overhead for product. I am proud to say I have 5 part time employees. I have created jobs!

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418682
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,700.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.02%	Starting borrower rate/APR:	11.02% / 13.14%	Starting monthly payment:	$121.17

Auction yield range:	4.27% - 10.02%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.89%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Oct-2005	Debt/Income ratio:	25%
Credit score:	720-740 (Jul-2009)	Current / open credit lines:	10 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	5y 11m
Amount delinquent:	$0	Revolving credit balance:	$97	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	AnGeL_LoVeR	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	8 ( 100% )	720-740 (Latest)
Principal borrowed:	$6,000.00	< mo. late:	0 ( 0% )	720-740 (Jun-2008) 700-720 (Feb-2008) 700-720 (Nov-2007) 700-720 (Sep-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	8
Description
Need ONE monthly payment, 3rd Loan
About Me
Fist of all I would like to say that this would be my third loan through prosper and I have paid both previous loans off early and completely, although, this loan may take a little more time to pay off then my prior smaller loans.

I am currently employed Full Time at a major Laboratory located in Spokane, WA. I have been employed with this company for over 5 years.  I was out of work for 8 weeks due to breaking my right arm & hand. I was unable to perform my daily tasks due to the type of casting I was given. In the time I was out of work, I had to obtain a few personal / bank loans just to get by due to not having income for that period of time. My Health Insurance plan is a High Deductable ($1,400) through Premera, so with this injury I have ended up reaching my deductable and quite a lot of Medical bills (The Orthopedic Surgeon is NOT cheap).

I am an honest person and pay my bills on time monthly :)

I would really like the chance to pay off the Doctors and the personal loans I have regrettably accumulated and turn everything into one monthly affordable payment. I do live with my fianc?, although, I am only using my income stats.

Monthly income:$2,100 (Using only my income)
Housing: $ 693 (includes mortgage, tax and home owners insurance)
Insurance: $ 60 (auto)
Car expenses: $ 70 (gas and misc. /no car payment)
Utilities: $ 155 (comfort level billing)
Phone, cable, internet: $ 120
Food, entertainment: $  200
Clothing, household expenses $ 150
Credit / Personal Loans / Health: $ 300

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418684
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Dec-1993	Debt/Income ratio:	28%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	25	Length of status:	5y 9m
Amount delinquent:	$789	Revolving credit balance:	$20,373	Occupation:	Clerical
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	93%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	competent-balance	Borrower's state:	Idaho	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off some bills
Purpose of loan:
This loan will be used to? to pay off some bills and to use part to start a part time business, I got cut back on my hours at work

My financial situation:
I am a good candidate for this loan because? I am an honest individual and I pay my bills.

Monthly net income: $ 3300

Monthly expenses: $
  Housing: $ 1200
  Insurance: $ 140
  Car expenses: $220
  Utilities: $ 200
  Phone, cable, internet: $105
  Food, entertainment: $ 250
  Clothing, household expenses $ 100
  Credit cards and other loans: $ 700
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418686
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	31.00%	Starting borrower rate/APR:	32.00% / 34.68%	Starting monthly payment:	$65.33

Auction yield range:	11.27% - 31.00%	Estimated loss impact:	10.78%
Lender servicing fee:	1.00%	Estimated return:	20.22%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Nov-1985	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	15 / 15	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	28	Length of status:	3y 0m
Amount delinquent:	$0	Revolving credit balance:	$138,781	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	karmystic	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	660-680 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	0 ( 0% )	660-680 (May-2009) 640-660 (Mar-2008)
Principal balance:	$2,721.62	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Inventory
Purpose of loan:
This loan will be used to? To purchase inventory.
My financial situation:
I am a good candidate for this loan because? I currently have a loan with prosper and I have never been late on a payment. I feel I am dependable and have already paid off cc personal debt, which reflects in my credit score going up not down .  I am currently make money working at home for my own consulting business.  I recently started another business and need to have inventory on hand.  Paying prosper has not been that difficult, because I am married and my husband brings in 40k a year.   I hope you will consider me a worthwhile candidate for a prosper loan.
Monthly net income: $ 5,800-6,000

Housing: $ 480.00
  Insurance: $ 300.0
  Car expenses: $ 200.00
  Utilities: $ 100.00
  Phone, cable, internet: $ 200.00
  Food, entertainment: $ 500.00
  Clothing, household expenses $ 100.00
  Credit cards and other loans: $ 2,000
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418688
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 22.01%	Starting monthly payment:	$36.29

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-2000	Debt/Income ratio:	23%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	21	Length of status:	2y 6m
Amount delinquent:	$637	Revolving credit balance:	$4,342	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	kind-impressive-revenue	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off credit cards
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $ 2600

Monthly expenses: $ 2615
  Housing: $ 950
  Insurance: $ 90
  Car expenses: $ 365
  Utilities: $ 50
  Phone, cable, internet: $ 110
  Food, entertainment: $ 300
  Clothing, household expenses $ 100
  Credit cards and other loans: $ 600
  Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418692
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,400.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	14.99%	Starting borrower rate/APR:	15.99% / 18.17%	Starting monthly payment:	$189.82

Auction yield range:	11.27% - 14.99%	Estimated loss impact:	10.34%
Lender servicing fee:	1.00%	Estimated return:	4.65%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Oct-2001	Debt/Income ratio:	29%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	6 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	7	Length of status:	3y 3m
Amount delinquent:	$0	Revolving credit balance:	$6,317	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	70%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	the-bigwig973	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
27.74% CC Interest Too High
Purpose of loan:
This loan will be used to pay off a Chase Credit Card.  We have had this card for a long time when it belonged to Providian with no problems.  Then Washingtom Mutual Bought it and the account moved with still no problems.  Then Case just bought WaMu and out interest rate went up to 27.74% and that is just too much to pay.

My financial situation:
We are a good hard working family.  We are getting nowhere with this credit card debt.  We would like to pay it off and cut it up. Period!

Monthly net income: $ 5500. *$2700 from me and $2800 from my wife)

Monthly expenses: $
  Housing: $ 1000
  Insurance: $ 158  Car expenses: $ 75
  Utilities: $ 70
  Phone, cable, internet: $ 100
  Food, entertainment: $ 200
  Clothing, household expenses $ 200
  Credit cards and other loans: $ 575
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418696
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Feb-1995	Debt/Income ratio:	46%
Credit score:	700-720 (Jul-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	14y 4m
Amount delinquent:	$0	Revolving credit balance:	$82,143	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	Lambeau00	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Working Capital
Purpose of loan:
Fourteen years in business and have been fortunate to battle thru current economy with good relationships and business practices.  I am in need of working capital to help bridge the time between fabrication and completion of projects.

My financial situation:
I am a good candidate for this loan with a high credit score and time in a business that has been very good to me.  I am interested in using a service that will help thru times when working capital may be a concern
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418700
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,800.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$141.22

Auction yield range:	17.27% - 19.00%	Estimated loss impact:	35.56%
Lender servicing fee:	1.00%	Estimated return:	-16.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	May-1994	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	12 / 9	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	31	Length of status:	4y 2m
Amount delinquent:	$0	Revolving credit balance:	$22,307	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	76%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	21
Screen name:	ALWAYSGROWING	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off Ridiculous credit card
Purpose of loan:
I have 1 credit card that has a 28% interest rate. I am looking to pay that off and close it while continuing to pay off the bill as quickly as possible.

My financial situation:
I am a great candidate for this loan since my company has been open for over 4 years now and made over $300K for the 4th straight year without borrowing any money.  I have always paid all my vendors and bills owed through my company without ever being late. I have excellent references and will be happy to give them all. My debt to income looks to be high from my credit stand point, however as you can also see is that I am not late with any of my bills nor have I been in over 7 years. I make good monies and I take it very personally when I owe people money. It is very important to me to make sure all of my debts are paid as quickly as possible.

I like the idea of people helping other people and everyone benefiting. So if you have any questions about anything, please do not hesitate to email me and I will get back with you as soon as I can.

Thank You for your help and consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418702
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	14.26%	Starting borrower rate/APR:	15.26% / 17.43%	Starting monthly payment:	$869.82

Auction yield range:	3.27% - 14.26%	Estimated loss impact:	1.52%
Lender servicing fee:	1.00%	Estimated return:	12.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Mar-1995	Debt/Income ratio:	62%
Credit score:	860-880 (Jul-2009)	Current / open credit lines:	16 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	13y 9m
Amount delinquent:	$0	Revolving credit balance:	$23,680	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	11%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	established-note	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying bills for special needs chil
Purpose of loan:
This loan will be used to? pay off debt incurred by high priced child care for my child with special needs.

My financial situation:
I am a good candidate for this loan because? my child is now in school full time (summers also) and I am able to work more consistent hours.  I have been employed by the same company for over 13 years and my position is secure.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418706
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$146.62

Auction yield range:	17.27% - 18.00%	Estimated loss impact:	19.00%
Lender servicing fee:	1.00%	Estimated return:	-1.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Nov-1984	Debt/Income ratio:	27%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	38	Length of status:	11y 4m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Other
Public records last 12m / 10y:	1/ 2	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	danman30	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	10 ( 100% )	640-660 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	0 ( 0% )	660-680 (Sep-2008)
Principal balance:	$3,081.87	1+ mo. late:	0 ( 0% )
Total payments billed:	10
Description
debt consolidation/car repair
Purpose of loan:
This loan will help in paying off remaining credit card debt and much needed car repair for son for transportation to school and work

My financial situation:
I am a good candidate for this loan because? this is my second prosper loan and I pay bills, household expenses on time.

Monthly net income: $ 5000
Monthly expenses: $
  Housing: $ 1180
  Insurance: $ 400
  Car expenses: $ 800
  Utilities: $ 171
  Phone, cable, internet: $ 150
  Food, entertainment: $ 500
  Clothing, household expenses $ 100
  Credit cards and other loans: $ 300
  Other expenses: $ 300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418710
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$294.03

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jun-1990	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	3 / 3	Employment status:	Self-employed
Now delinquent:	2	Total credit lines:	46	Length of status:	5y 9m
Amount delinquent:	$2,368	Revolving credit balance:	$0	Occupation:	Professional
Public records last 12m / 10y:	1/ 1	Bankcard utilization:	0%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	transparency-caballero	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Invoice loan
Purpose of loan:
I currently run a small business consulting company, where I help small businesses improve their operations in this challenging business environment. I consult on projects relating to turnaround situations, financial analysis, marketing, revenue generation mix, expense reduction, employee training, etc. This loan will be used to cover my business expenses (i.e. phone, advertising, supplies, travel) until my current invoices are paid by the clients. Usually, it takes my clients 45-60 days to pay invoices with a very low deliquency rate.  In today's business environment it is difficult to wait extended periods for invoice payment and effectively run my business.  I need to continuously advertise and promote my business to keep my project workload at capacity. This loan will help bridge the gap between billings and receivables.

My financial situation:
I am a good candidate for this loan because I have an MBA from a top program and have extensive experience running and growing small businesses. My business has very low expenses and a solid client base for new business.

Monthly net income: $ 7000

Monthly expenses: $
  Housing: $ 2000
  Insurance: $ 200
  Car expenses: $ 700
  Utilities: $ 300
  Phone, cable, internet: $ 150
  Food, entertainment: $ 400
  Clothing, household expenses $ 300
  Credit cards and other loans: $ 300
  Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418716
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	29.58%	Starting borrower rate/APR:	30.58% / 32.97%	Starting monthly payment:	$235.23

Auction yield range:	14.27% - 29.58%	Estimated loss impact:	15.36%
Lender servicing fee:	1.00%	Estimated return:	14.22%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Oct-1997	Debt/Income ratio:	26%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	5y 4m
Amount delinquent:	$0	Revolving credit balance:	$2,882	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	82%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	16	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Bizyhusbandnfather	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	9 ( 100% )	660-680 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	660-680 (Sep-2008) 640-660 (Aug-2008)
Principal balance:	$2,407.24	1+ mo. late:	0 ( 0% )
Total payments billed:	9
Description
Paying of debt from my wedding :)
Purpose of loan:

This loan will be used to? The purpose of this loan is the same as the previous loan and hence I'm leaving that description with a few small changes.
Pay off debt adquired getting married and bringing my wife to the USA.  We have now added a new member to the family as you can see in the picture. I just want to pay off my current prosper loan and add another credit card to it that I wasn't able to before. You should see that i've had a great payment history and my credit rating should be higher. I have never not paid a debt :)
My wife is from Peru. I?m madly in love with her. The debt I acquired for the marriage was not for some outrageous party or any elegant luncheon.  It was for our lovely immigration process and a last minute plane ticket because INS and USCIS do not give any advanced notice of when someone will be approved or disapproved for a Visa.

My financial situation:
I am a good candidate for this loan because? I'm very responsible and have never, not paid a debt. Even in moments where the rest of the world would have declared bankruptcy I've still followed through. I am currently making double and triple payments on my debts but would like to have a lower interest rate. When you look at the numbers below to calculate risk there are a few things that need to be taken into consideration apart from those number. What you see there is my monetary compensation. However my work contract does have other compensation with great value that is not paid out to me in the form of a check. I also use an apartment that values $520 a month , utilities that value $200 per month, family health and dental insurance  with premiums of $950 a month,. None of this is deducted from my pay. It is all in addition to the numbers you see below as well as a $60 per month cell phone reimbursement.  I also have an IRA that actually values the same $3000 that I owe. However I have to quit my job to use it without large penalties. So the actual annual earnings with everything included equal a value of just under $55,000per year. Do keep this into consideration when considering to bid on my loan.

Monthly net income: $ 2833.00 including monthly bonuses

Monthly expenses: $ 1231.00

  Housing: $
  Insurance: $
  Car expenses: $ 300 fuel
  Utilities: $
  Phone, cable, internet: $ 200
  Food, entertainment: $ 300
  Clothing, household expenses $
  Credit cards and other loans: $ 282
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418718
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$14,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.50%	Starting borrower rate/APR:	18.50% / 20.72%	Starting monthly payment:	$527.85

Auction yield range:	17.27% - 17.50%	Estimated loss impact:	35.47%
Lender servicing fee:	1.00%	Estimated return:	-17.97%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Feb-2000	Debt/Income ratio:	46%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	13 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	6y 5m
Amount delinquent:	$0	Revolving credit balance:	$7,441	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	arnold4112	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	21 ( 100% )	640-660 (Latest)
Principal borrowed:	$7,600.00	< mo. late:	0 ( 0% )	640-660 (Sep-2007)
Principal balance:	$3,657.10	1+ mo. late:	0 ( 0% )
Total payments billed:	21
Description
Please help us consolidate our debt
I?m a 28 year old college graduate currently working in the IT profession for a medium sized oil company in the eastern United States. I?m a happily married father of 2 boys (6, and 14 months). My wife and I just recently purchased our first home together and are very excited about our future. With a growing family to think about we've recently decided that we would like to consolidate our credit card debt, with the intention of getting a lower rate and being able to pay off the debt in a shorter period of time. The following is a breakdown of the credit/store cards that we are interested in consolidating:

Boscov?s Department Store Card:
Current Balance - $333.60
Current APR ? 22.65%
Current Monthly Payment - $39

Discover Card 1:
Current Balance ? $3489.38
Current APR - $9.99%
Current Monthly Payment - $70

Discover Card 2:
Current Balance - $3342.21
Current APR ? 21.99%
Current Monthly Payment - $73

Lowes Consumer Credit Card:
Current Balance - $1660.34
Current APR ? 19.99%
Current Monthly Payment - $49

Chase Visa Card:
Current Balance - $1958.20
Current APR ? 15.99%
Current Monthly Payment - $64

Prosper.Com P2P Loan
Current Balance - $3657.10
Current APR - 16.72%
Current Monthly Payment - $267.19
Payoff - October 2, 2010

As you can plainly see the interest rates on the majority of these cards are extremely high. We are also required to make 6 different payments, on 6 different dates each month. As you know, this can become overwhelming to keep track of sometimes. We believe that by obtaining a consolidation loan from Prosper.com we will be more capable of paying these debts off in a reasonable period of time.

You will also notice that our track record using Prosper.com has been stellar. All payments have been made on time each month.

Monthly net income: $4000 between both my wife and myself

Below is a breakdown of our current monthly finances:

Monthly expenses: $ 2720
Housing: $ 800 (Includes taxes and insurance)
Insurance: $ 220 (Car Insurance only)
Car expenses: $ 200 (Gasoline, Oil changes, etc.)
Utilities: $ 350 (Gas, Electric, Water, Sewage, Garbage, Telephone)
Cell Phone, cable, internet: $ 150
Food, entertainment: $ 200
Clothing, household expenses $ 150
Credit cards and other loans: $ 550
Misc. expenses: $ 100

We appreciate the time that anyone takes to read our listing. Thanks for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418722
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Oct-2005	Debt/Income ratio:	Not calculated
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	8	Length of status:	0y 5m
Amount delinquent:	$0	Revolving credit balance:	$1,805	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	50%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	protector1	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for College
Purpose of loan:
This loan will be used to pay for College tuition and expenses, so that my Wife and I can receive a good education to be able to support our family.

My financial situation:
I am a good candidate for this loan because I have great credit for my age. I have never had any late payments on any loans. I have a good income to pay for the loan payments. Our monthly expenses are low, thus leaving plenty of money each month to make the loan payment on time.

Monthly net income: $ 6,500

Monthly expenses: $
  Housing: $ 0-We live in my Parent's basement
  Insurance: $ 150
  Car expenses: $ 300
  Utilities: $ 0-We live in my parent's basment
  Phone, cable, internet: $ 100
  Food, entertainment: $ 300
  Clothing, household expenses $ 50
  Credit cards and other loans: $ 50
  Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418724
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Apr-1987	Debt/Income ratio:	48%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	4 / 4	Employment status:	Retired
Now delinquent:	3	Total credit lines:	19	Length of status:	0y 9m
Amount delinquent:	$1,091	Revolving credit balance:	$2,426	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	75%
Delinquencies in last 7y:	13	Homeownership:	No
Inquiries last 6m:	0
Screen name:	understanding-gain	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off a few medical bills
Purpose of loan:
This loan will be used to pay off a few medical bills.

My financial situation:
I am a good candidate for this loan because I will be receiving thousands of dollars of compensation in the next few weeks from my former office.

Monthly net income: $ 4000

Monthly expenses: $
  Housing: $ 850
  Insurance: $ 0
  Car expenses: $ 0
  Utilities: $ 100
  Phone, cable, internet: $ 50
  Food, entertainment: $ 150
  Clothing, household expenses $ 100
  Credit cards and other loans: $ 200
  Other expenses: $ (medical)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418728
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Nov-2002	Debt/Income ratio:	36%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	17 / 13	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	40	Length of status:	8y 5m
Amount delinquent:	$15,684	Revolving credit balance:	$13,102	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%	Stated income:	$100,000+
Delinquencies in last 7y:	20	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	eightyseven	Borrower's state:	California	Borrower's group:	HARD MONEY LOANS
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	44 ( 100% )	640-660 (Latest)
Principal borrowed:	$12,400.00	< mo. late:	0 ( 0% )	640-660 (May-2008) 640-660 (Mar-2008) 600-620 (Aug-2006)
Principal balance:	$2,013.45	1+ mo. late:	0 ( 0% )
Total payments billed:	44
Description
Household Repairs
Valuable Lenders,
I am requesting this loan to be able to do some major repairs to my 50 year old house. I bought the house a little over 3 years ago and it is now time to make necessary repairs throughout the house inside and out. An immediate need is to replace my fence. I have a large dog that lives outside, but the fence has rotted and he is able to get out. We just learned of this two days ago when my neighbor knocked on the door to let my son know the dog was out.

I've been a member of Prosper for just about 3 years with two successfully funded loans. I've paid off my original loan of $9,400 at the beginning of the year, which was paid early by 6 months or so. My outstanding loan of $3,000, now with a balance of less than $2,100 is over a year old and I've never been late on neither loan.

Thank you in advance for your bid.

Below is a summary of my income and payments:
Monthly Income: $9,000, take-home $7,500

Expenses:
Mortgage $3200
School Loans: $460
Credit Cards: $400
Line of Credits: $400
Prosper $106
Auto, Ins, & Gas: $1200
Household: $400
Total expenses: $6,200

Thank you for your consideration and have a blessed day.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418734
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	15.00%	Starting borrower rate/APR:	16.00% / 18.18%	Starting monthly payment:	$175.79

Auction yield range:	11.27% - 15.00%	Estimated loss impact:	10.34%
Lender servicing fee:	1.00%	Estimated return:	4.66%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jun-1990	Debt/Income ratio:	20%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	13 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	8y 1m
Amount delinquent:	$0	Revolving credit balance:	$52,192	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	mamlukman	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	10 ( 100% )	680-700 (Latest)
Principal borrowed:	$7,500.00	< mo. late:	0 ( 0% )	680-700 (Aug-2008)
Principal balance:	$5,696.20	1+ mo. late:	0 ( 0% )
Total payments billed:	10
Description
want to pay off 25% credit card

This loan will be used to pay off an HSBC card with a 25% interest rate. They raised my interest rate two months ago for no reason.

My financial situation: I have had the same job for over eight years; my net income per month after deductions is about $4,100; most of that goes toward paying off credit card debt, which should be paid off in about two more years. In past years I have cashed in some of my 401k to cover this sort of thing, but this year, with a 35%+ decline in value, it would be too expensive to take the loss!
I am a good candidate for this loan because I have never missed a payment on any debt, ever. Experian rates my credit score at 714. I pay several times the minimum on almost all credit cards. I have paid off one credit card in the past year and will pay off three more (the closed cards) by the end of this year. My credit score is less than excellent simply because I concentrate on paying off closed cards first--for example I have balances of $1,350 (Bank of America at 9.5%), $2,550 (Wachovia at 8%), and $1,500 (American Express at 11.25%) on closed accounts. I also have a home equity loan for $15,000 at 4.5%. Open credit cards are at low rates of interest (except for my friends at HSBC!): Wachovia 11% on $900, FIA, 9.9% on 7,900 and 2.9% on 2,500; Discover, 5.9% on $1,000, 11.24% on 1,000, and almost $1,000 at no interest; National City, 13% on 10,000, and a previous loan from Prosper at 13% (for $7,500, now paid down to $5,670). Experian lists a card which I paid off and closed 10 years ago as open--I have asked them to correct tis.

Monthly net income: $ 4,100

Monthly expenses: $ 1,150+credit card payments
??Housing: $183 (remaining mortgage is about $20,000, which is my wife's responsibility; I pay half the escrow, or $183 a month. House is assessed at $323,000.)
??Insurance: auto insurance of $400 a year; property about $900 a year--included in escrow; life insurance of $800 a year
??Car expenses: $80; just gas and repairs when needed--since I take public transit to work, gas is minimal; bought a 1993 Camry for cash in 2006
??Utilities: $100 (only electric)
??Phone, cable, internet: $90
??Food, entertainment: $600
??Clothing, household expenses $0
??Credit cards and other loans: $2,950
??Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418736
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	9.00%	Starting borrower rate/APR:	10.00% / 12.11%	Starting monthly payment:	$96.80

Auction yield range:	3.27% - 9.00%	Estimated loss impact:	0.61%
Lender servicing fee:	1.00%	Estimated return:	8.39%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Aug-1990	Debt/Income ratio:	41%
Credit score:	760-780 (Jul-2009)	Current / open credit lines:	17 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	31	Length of status:	10y 11m
Amount delinquent:	$0	Revolving credit balance:	$37,281	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	78%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	intelligent-income	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
get rid of high rate credit cards
Purpose of loan:     Two of my credit cards (Bank of America) had the rates changed and the credit limit cut, even though my payments had never been late and were always more than the minimum.  This loan would be used to pay them off and get a better interest rate, allowing me to put even more money toward paying down my debt.
My financial situation:  Even with assisting my daughters with their college expenses and co-signing on a vehicle, I've maintained good credit and an excellent repayment history.  I have a very stable job, even in this economy, as a special ed teacher and have worked in the same school system for over ten years.  Contributing to this loan would be worth the risk.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418738
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$108.86

Auction yield range:	8.27% - 17.27%	Estimated loss impact:	8.40%
Lender servicing fee:	1.00%	Estimated return:	8.87%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Aug-1999	Debt/Income ratio:	20%
Credit score:	720-740 (Jul-2009)	Current / open credit lines:	19 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	4y 0m
Amount delinquent:	$0	Revolving credit balance:	$40,976	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	77%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	caring-vigilance	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Going Back to School
Hi,

I plan to use this loan as a driving force to pay for my last semester (fall) at Rutgers University. I am enrolled in the Public Health
Program and have a GPA of 3.7. I am a hard worker and also work a full time job while attending school......This is solely for education.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418740
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$13,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$471.74

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	35.45%
Lender servicing fee:	1.00%	Estimated return:	-18.18%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Nov-1993	Debt/Income ratio:	34%
Credit score:	700-720 (Jul-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	17	Length of status:	2y 0m
Amount delinquent:	$101,191	Revolving credit balance:	$0	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	14	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	new-note-thunder	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Contributing to my son's wedding!
Purpose of loan:
This loan will be used to? help my son with their wedding expenses.

My financial situation:
I am a good candidate for this loan because...I will make timely payments, no excuses.

Monthly net income: $ 1700

Monthly expenses: $
  Housing: $ 0
  Insurance: $ 0
  Car expenses: $ 100
  Utilities: $ 50
  Phone, cable, internet: $ 50
  Food, entertainment: $ 50
  Clothing, household expenses $ 20
  Credit cards and other loans: $ 0
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418742
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	19.04%	Starting borrower rate/APR:	20.04% / 23.82%	Starting monthly payment:	$37.18

Auction yield range:	8.27% - 19.04%	Estimated loss impact:	6.94%
Lender servicing fee:	1.00%	Estimated return:	12.10%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jun-2002	Debt/Income ratio:	Not calculated
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	6 / 5	Employment status:	Not employed
Now delinquent:	1	Total credit lines:	12	Length of status:	1y 10m
Amount delinquent:	$0	Revolving credit balance:	$7,080	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	56%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	ubrokelikeglass2	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	14 ( 100% )	640-660 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	620-640 (Apr-2009) 640-660 (Feb-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
please help me fix a broken home
Purpose of loan:
This loan will be used to?
fix my roof
My financial situation:
I am a good candidate for this loan because?
im trustworthy, hardworking and i will never miss a payment.
Monthly net income: $

Monthly expenses: $
  Housing: $
  Insurance: $
  Car expenses: $
  Utilities: $
  Phone, cable, internet: $
  Food, entertainment: $
  Clothing, household expenses $
  Credit cards and other loans: $
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418746
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Oct-1989	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	6 / 5	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	24	Length of status:	0y 5m
Amount delinquent:	$0	Revolving credit balance:	$648	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	72%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	5	Homeownership:	Yes
Inquiries last 6m:	10
Screen name:	mchlwise	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Inventory and start-up
This loan will be used to obtain inventory, fixtures, and accessories for a start-up retail store.  The store will specialize in knives, flashlights, and gear - items which are of great use and interest to the public at this time for emergency preparedness, personal protection, and survival needs.

The business is comprised of four partners.  Two partners have well-established full-time jobs, a third partner has a part-time job, and the fourth partner is dedicated entirely to the business at this time.  In addition to income from the business being used to pay back the loan, the partners have more than enough available income from their employment to ensure loan repayment.

One of the partners - the CFO of the business - has a Bachelor's degree in business management.  All partners have expertise in real-world use of the equipment to be sold by the store, and the partners include: a former police officer; an active duty member of the military; and professional pyrotechnicians.

The partners have already made substantial (multi-thousand-dollar) investments into the business and equipment including computers, cash register and other hardware, banners and signs.  Additionally, negotiations are underway for retail space in "primary" and "backup" locations.

With the loan requested the store would be able to obtain inventory and other fixtures necessary, and would be able to open for business in less than one month from funding.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418760
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$316.65

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Aug-1999	Debt/Income ratio:	51%
Credit score:	620-640 (Jul-2009)	Current / open credit lines:	15 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	1y 9m
Amount delinquent:	$0	Revolving credit balance:	$6,132	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	67%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	7	Homeownership:	No
Inquiries last 6m:	8
Screen name:	madhooper5	Borrower's state:	Ohio	Borrower's group:	1st and BEST for Loans
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	9 ( 100% )	620-640 (Latest)
Principal borrowed:	$1,500.00	< mo. late:	0 ( 0% )	620-640 (Feb-2008) 600-620 (Dec-2007) 600-620 (Nov-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	9
Description
Consolidate Credit Cards
Purpose of loan:
Get rid of credit card bills!!!!!

My financial situation:
I have a great job managing a  hotel and want to get out of CC debt. Made some dumb mistakes when I was younger ie.. semster of college on a credit card & knee surgery on a CC, and now I just want it all to go away. Once I get out of my debt I can help other get out of theirs!!!!!!! This is my second listing the first i paid off a year a head of time help me so i can help others!!!

Thanks!!!

Steve

Monthly net income: $2200
Monthly expenses: $ around 1800
  Housing: $ 1200
  Insurance: $ 48
  Car expenses: $ 50 - gas
  Utilities: $ 32
  Phone, cable, internet: $ 80
  Food, entertainment: $ 80
  Clothing, household expenses $ 0
  Credit cards and other loans: $ 425
  Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418764
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	12.50%	Starting borrower rate/APR:	13.50% / 15.65%	Starting monthly payment:	$237.55

Auction yield range:	4.27% - 12.50%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	10.36%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Apr-1999	Debt/Income ratio:	Not calculated
Credit score:	780-800 (Jul-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	5y 5m
Amount delinquent:	$0	Revolving credit balance:	$37,554	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	38%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	green-stockpiler	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off High Interest Credit Card
Purpose of loan:
Since the beginning of the year I've been putting gazelle like intensity on paying down my company's debt. So far we've been moving in the right direction and hope to be a debt free company very soon. Due to recent credit card rate increases and lack of certain proper regulation in protecting business credit card holders I've found it increasing important to move the company credit card debt to more personal loans and close the card all together. By using Prosper I hope reduce my rate and pay this debt off faster than if I left it on the card.

My financial situation:
I have a high credit score. I've paid every debt I've ever received both personally and on my business. I don't have a late payment on my credit report and feel my income and length of time in business provides some security to potential lenders. For the five years I've been in business revenues have increased every year (including 2008) and so far this year we've been hitting all-time records in growth of assets and investor return. I believe I am a very low risk investment.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418766
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	31.90%	Starting borrower rate/APR:	32.90% / 35.32%	Starting monthly payment:	$660.83

Auction yield range:	17.27% - 31.90%	Estimated loss impact:	19.88%
Lender servicing fee:	1.00%	Estimated return:	12.02%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jul-2001	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	16 / 13	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	22	Length of status:	0y 11m
Amount delinquent:	$0	Revolving credit balance:	$19,929	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	58%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	profitable-loan	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
inventory for sales to clients
Purpose of loan:
This loan will be used to?
Purchase inventory for clients wanting to purchase specific products. We have extensively marketed these products to our clients and perspective ones. I would not be asking for this loan if it was'nt for the demand to purchase products from us.
My financial situation:
I am a good candidate for this loan because?
I have never missed a payment in my life. Also, this is being used for a purchase order, which is more secure.
Monthly net income: $
60,000
Monthly expenses: $
  Housing: $ 1350
  Insurance: $ 150
  Car expenses: $ 490
  Utilities: $ 200
  Phone, cable, internet: $ 200
  Food, entertainment: $ 100
  Clothing, household expenses $ 350
  Credit cards and other loans: $ 290
  Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418778
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$17,300.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	23.55%	Starting borrower rate/APR:	24.55% / 26.85%	Starting monthly payment:	$683.73

Auction yield range:	8.27% - 23.55%	Estimated loss impact:	9.06%
Lender servicing fee:	1.00%	Estimated return:	14.49%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Mar-1993	Debt/Income ratio:	39%
Credit score:	780-800 (Jul-2009)	Current / open credit lines:	15 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	48	Length of status:	1y 11m
Amount delinquent:	$0	Revolving credit balance:	$10,933	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	19%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	momentous-dollar	Borrower's state:	Nebraska	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation and Payoff
Purpose of loan:
I would like to consolidate 2 credit cards and a line of credit into one monthly payment and then eliminate my debt.  I would like to be debt free within three years to five years.

My financial situation:
I have history of pay my debts in full and on time as you will notice in my credit history.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418784
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Oct-1982	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	600-620 (Jul-2009)	Current / open credit lines:	5 / 3	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	19	Length of status:	7y 9m
Amount delinquent:	$0	Revolving credit balance:	$911	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	101%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	MarcCL13	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	4 ( 100% )	600-620 (Latest)
Principal borrowed:	$9,800.00	< mo. late:	0 ( 0% )	700-720 (Jul-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	4
Description
2nd Loan, Consolidate Debt
Purpose of the Loan This loan will be used to consolidate all of my business debt. I have a credit score over 700 on all three major credit reporting agencies and an excellent repayment history. Prosper has determined my credit score to be HR because of my current debt situation. I have loans and credit cards balances that are driving my credit score and credit worthiness down. I am going to use this Prosper Loan to payoff all of that debt into One Payment with a Lower APR. This is my second Prosper Loan. I was able to pay off the first loan in less than a year. My Financial Situation I am a good candidate for this loan because I own a stable, productive, and growing business, established in 2001. My business specializes in web design, internet marketing, and retail sales. My current income is more than adequate to repay this loan in a timely fashion. My business is growing, which will increase my earning potential. I have also taken the time to work the numbers, and I am only asking for the amount of funds that I need to pay-off and consolidate my remaining bills, expand my business, and have a small emergency fund to protect myself from unexpected circumstances. Monthly Expenses I pay for all of my monthly personal and business expenses in cash and in full every month and I do not have any outstanding balances on credit cards. I have also taken the time to work the numbers, and I am only asking for the amount of funds that I need to pay-off & consolidate my remain bills, expand my business, and have a small emergency fund to protect myself and future wife from unexpected circumstances. Monthly Net Income: $5,500
Total Monthly Expenses: $3,650 Housing: $ 1,050Medical & Dental Insurance: $ 250Car Expenses: $390Utilities: $100Phone, Cable, & Internet: $200Food: $400Entertainment: $200Clothing: $0.00Household Expenses: $ 150Credit Cards: $ 210Students Loans: $100Business Loan: $600
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418788
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$198.80

Auction yield range:	17.27% - 24.00%	Estimated loss impact:	35.88%
Lender servicing fee:	1.00%	Estimated return:	-11.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	May-1992	Debt/Income ratio:	6%
Credit score:	620-640 (Jul-2009)	Current / open credit lines:	4 / 5	Employment status:	Full-time employee
Now delinquent:	4	Total credit lines:	43	Length of status:	3y 2m
Amount delinquent:	$580	Revolving credit balance:	$6	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 3	Bankcard utilization:	1%	Stated income:	$100,000+
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	4KidsAndAWife	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	17 ( 100% )	620-640 (Latest)
Principal borrowed:	$1,500.00	< mo. late:	0 ( 0% )	600-620 (Nov-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
2nd loan - Family of 6 needs auto
Purpose of loan:
My wife and I have 4 kids.  My oldest is going to college this fall and he is 18.  We then have a 13 year old son, a 12 year old daughter, and a 10 year old daughter.  I work an hour from my house and put a lot of miles on a vehicle.  Currently we have a 1986 Jeep that my wife drives, with about 200,000 miles on it.  My son had out best vehicle, because he is about to go off to college from Indiana to Florida.  It is a 1999 Fort F-150 with about 190,000 miles on it.  I hvae a 1998 Pontiac Transport Minivan with 258,000 miles on it.  The van is what we use on the weekends as well as we can not all fit in the other vehicles.  The problem is that I have already put 2 engines in the van and now the transmission is slipping.  We are hoping to find something that we can afford that will also be reliable for us to drive around and for me to get back and forth to work in each day.  With my son going to college, we do not have a lot of extra cash, and are looking to find something for around $5000.  The problem is that the banks / credit unions will not loan on older vehicles and it is hard to find a newer one for the price we are looking for.  We are hoping to obtain a loan here (this will be my 2nd loan, I paid the first one off early and never missed a payment.) and be able to pay cahs for a reliable vehicle.

My financial situation:
I make a very good income as a Sr. ASP.NET / C# / SQL Server developer. I have been in this line of work for 20+ years. I have been with my current employer for about 3 and a half years. I develop software used by school systems. Prior to this I developed medical software for one of the leading software developers in the nation. My wife is a licensed teacher and works teaching reading to elementary school kids under a Title-1 grant position.

Monthly net income: $
I make $125k / year and my wife makes $18k / year.  We bring home, after taxes and medical ins, about $7k / month.

Monthly expenses: $
Housing: $ 1190 (1st and 2nd Mort)
Insurance: $ 500 (Home / Auto / Life / Medical)
Car expenses: $ 300.00
Utilities: $ 400.00
Phone, cable, internet: $ 400.00
Food, entertainment: $ 800.00
Clothing, household expenses $ 200.00
Credit cards and other loans: $ 250.00 (Credit Cards) -- $400 Other
Other expenses: $ 200.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418790
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.17%	Starting borrower rate/APR:	26.17% / 28.49%	Starting monthly payment:	$201.91

Auction yield range:	11.27% - 25.17%	Estimated loss impact:	10.62%
Lender servicing fee:	1.00%	Estimated return:	14.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	May-1994	Debt/Income ratio:	37%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	21 / 20	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	63	Length of status:	6y 5m
Amount delinquent:	$0	Revolving credit balance:	$18,387	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	93%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	greg0777	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off multiple credit lines
Purpose of loan:
This loan will be used to? pay off multiple credit card accounts

My financial situation:
I am a good candidate for this loan because? I pay my bills, but need to consolidate some of the account payments into one payment to get them cleared off faster.

Monthly net income: $ 4,360
Monthly expenses: $ 4,057
  Housing: $ 1,150
  Insurance: $ 145
  Car expenses: $ 506
  Utilities: $ 150
  Phone, cable, internet: $ 106
  Food, entertainment: $ 100
  Clothing, household expenses $ 200
  Credit cards and other loans: $ 1500
  Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418794
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jun-1988	Debt/Income ratio:	7%
Credit score:	720-740 (Jul-2009)	Current / open credit lines:	21 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	78	Length of status:	7y 11m
Amount delinquent:	$0	Revolving credit balance:	$1,470	Occupation:	Teacher
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	5%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	9
Screen name:	karel_97005	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 4	On-time:	8 ( 100% )	720-740 (Latest)
Principal borrowed:	$16,500.00	< mo. late:	0 ( 0% )	700-720 (Apr-2009) 760-780 (Sep-2008) 780-800 (Jun-2008) 800-820 (May-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	8
Description
Buy a Car
Purpose of loan:
This loan will be used to buy a toyota corolla 1997 with 55K in excellent condition.?

My financial situation:
I am a good candidate for this loan because I have very low debt ratio, good income and I paid my Prosper loans on time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418796
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	30.00%	Starting borrower rate/APR:	31.00% / 33.39%	Starting monthly payment:	$322.51

Auction yield range:	17.27% - 30.00%	Estimated loss impact:	26.76%
Lender servicing fee:	1.00%	Estimated return:	3.24%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Aug-1992	Debt/Income ratio:	30%
Credit score:	620-640 (Jul-2009)	Current / open credit lines:	16 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	46	Length of status:	12y 3m
Amount delinquent:	$0	Revolving credit balance:	$24,828	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	26	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	lendho	Borrower's state:	Idaho	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	20 ( 100% )	620-640 (Latest)
Principal borrowed:	$2,500.00	< mo. late:	0 ( 0% )	600-620 (May-2009) 580-600 (Oct-2007)
Principal balance:	$1,317.91	1+ mo. late:	0 ( 0% )
Total payments billed:	20
Description
Cancer Survivor 2nd Loan /Score UP!
Why I have debt:  About 3-1/2 years ago, I was diagnosed with breast cancer.  During my time of operations and treatment, I had to be off of work at reduced pay.   Unfortunately, also during that time I used credit to get me through.  I got talked into trying a debt management service to help get my credit under control.  All their promises and methods ended up hurting my credit far more than any help they gave me.  Their tactics and process really made some very bad marks on the prior good credit.  My payment history before was excellent, for I have always paid my bills on time.  AND, still do.  It was just that short, bad judgement , that hurt my credit so badly.  Why I am a good risk:  I work at a state job that is stable and salaried for over 12 years.  Great benefits, over $80,000 retirement, plus own my home, all payments current.  I am a good credit risk.  I am stable, have integrity and a will to succeed.   I am working on a debt snowball plan to pay off debt faster.  I work off of a budget every month and stick to it.What I will use this loan for:  pay off my first Prosper loan with this new one, and then pay off a high interest car loan that I took when my main vehicle broke down.  Cut my payments in half.  This will help  me stick to my budget and debt plan even more and keep me on track! Thank you for reading my loan request!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418800
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.17%	Starting borrower rate/APR:	26.17% / 28.49%	Starting monthly payment:	$282.67

Auction yield range:	11.27% - 25.17%	Estimated loss impact:	10.62%
Lender servicing fee:	1.00%	Estimated return:	14.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jan-1990	Debt/Income ratio:	96%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	13 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	4y 3m
Amount delinquent:	$0	Revolving credit balance:	$36,236	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	76%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	riveting-greenback	Borrower's state:	Oklahoma	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
metal building
Purpose of loan:
This loan will be used to? finish building we have started.  We have built the property up and have poured the foundation ( spent $11,000 already ).  Now we just need the building.  It is a Morton building, 30x32.

My financial situation:
I am a good candidate for this loan because? we pay our bills on time.  Honor our obligations.  The credit card company recently lowered credit limit to what the balance due was.  Makes it look like we have utlized all our credit limit.  Last look at our credit report, all 3 were above 720 for both of us.

Monthly net income: $ 4500.00, this is my income.  My husband's soc. security is $1500.00.

Monthly expenses: $
  Housing: $ 682
  Insurance: $ 125/mo for vehicles
  Car expenses: $ 400.00
  Utilities: $ 200.00
  Phone, cable, internet: $ 200.00
  Food, entertainment: $ 300.00
  Clothing, household expenses $ 200.00.  We don't buy much in way of clothes.
  Credit cards and other loans: $ 800.00 ccs; 1 car,$ 350.00/mo, 0% finance; 1 pickup, $500.00, 1.4% finance; 5th wheel RV, $300.00/mo
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418806
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	22.00%	Starting borrower rate/APR:	23.00% / 25.28%	Starting monthly payment:	$290.32

Auction yield range:	11.27% - 22.00%	Estimated loss impact:	10.53%
Lender servicing fee:	1.00%	Estimated return:	11.47%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jan-1981	Debt/Income ratio:	23%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	12 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	42	Length of status:	1y 9m
Amount delinquent:	$0	Revolving credit balance:	$6,818	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	67%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	0
Screen name:	excellent-transaction	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consoliodate Cards
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
  Housing: $
  Insurance: $
  Car expenses: $
  Utilities: $
  Phone, cable, internet: $
  Food, entertainment: $
  Clothing, household expenses $
  Credit cards and other loans: $
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418812
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.02%	Starting borrower rate/APR:	12.02% / 14.15%	Starting monthly payment:	$166.12

Auction yield range:	4.27% - 11.02%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	8.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-1997	Debt/Income ratio:	45%
Credit score:	720-740 (Jul-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	31	Length of status:	1y 2m
Amount delinquent:	$0	Revolving credit balance:	$1,028	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	JayLep	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	25 ( 100% )	720-740 (Latest)
Principal borrowed:	$18,500.00	< mo. late:	0 ( 0% )	720-740 (Sep-2008) 720-740 (Sep-2007)
Principal balance:	$7,457.73	1+ mo. late:	0 ( 0% )
Total payments billed:	25
Description
Final Semester of Nursing School
My wife has finally made to the end and is getting her nursing degree in December. We're struggling to the finish line at the moment and could use a little help to pay for the last bit of school books and tuition, graduation fees and the NCLEX exam. We just need to make it to December. We have had two loan through prosper. We paid one off early and the other is 15 months from being paid off. We've never made a late payment nor have we defaulted on either. Thanks for any help you can give!!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418816
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.73%	Starting monthly payment:	$67.85

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Feb-2007	Debt/Income ratio:	21%
Credit score:	600-620 (Jul-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	5	Length of status:	1y 9m
Amount delinquent:	$0	Revolving credit balance:	$556	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	79%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	Navy_Corpsman	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	11 ( 92% )	600-620 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	1 ( 8% )	520-540 (Jun-2008)
Principal balance:	$727.09	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
Just want to go home before I go
Purpose of loan:
I'm in the military and have been enjoying?my enlistment?for?1yr and 9 months now. I'm currently being paid as an E-3 in the Navy, but will be receiving pay for my recent promotion to?E-4 in 5 months. For those who aren't familiar with military paygrades you can see what I make on a monthly by doing a web search for "2009 Military paygrade chart." Since I'm in the?World's Finest Navy you already?know I have a steady job which means I also have a steady income. Payday is the first and fifthteenth of every month. I'm currently stationed in Bethesda, Maryland where I work at the local medical center, the National Naval Medical Center.?The reason I'm requesting this loan is because I'm trying to visit my family in California before I go on deployment to the sand box. Plans?changed quickly, caught me off guard financially, and I now I'm in need of some financial?assistant?to accomodate?the changes and my plans. I'm asking for?$1,500 in order to pay for travel, storage fees, and?the most?important to spend?quality time with my family?before I leave. I'm coming to Prosper again because?the people helped me out once?before (A loan I'm current on by the way) and I feel you all will help me again.?Its either this or take the money out against my TSP which I?would?rather not do.

My financial situation:
Due to some mistakes in my past (pre-military) I do have an account that was closed by the bank and was late by the most consecutive days (Bank of America was late by a month or two at this time also). I assure you that I'm much more finanically stable and savy now. I'm definitely still building my credit and this would really help out in many ways. My finanices have STILL never been better.

Monthly net income: $ 3361.57-including bonuses such as BAH(Basic allowance for housing)?and BAS(Basic Allowance for Substance)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418818
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$254.02

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	35.45%
Lender servicing fee:	1.00%	Estimated return:	-18.18%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	May-1981	Debt/Income ratio:	13%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	55	Length of status:	54y 0m
Amount delinquent:	$164	Revolving credit balance:	$1,557	Occupation:	Flight Attendant
Public records last 12m / 10y:	1/ 1	Bankcard utilization:	86%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	14	Homeownership:	No
Inquiries last 6m:	7
Screen name:	steady-order1	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
home improvement in order to sell
Purpose of loan:
This loan will be used to? finish up a few home improvements and finally be able to sell my home and moving money to move to Utah so I will not have to commute from Denver. I can finally live where we have a base with Delta Airlines. I have been unable to sell my home as agroup of people bought all the property around me and put in a horrible horse stables and in the process totally devalued my home and 2 1/2 acres. I will have to sell to break even after a few improvements but I will need the rest of the money to move to utah from colorado where it will be much easier to work and work more!!?
?financial situation: I make a decent salary, however not near as good as it used to be after 9/11 and the major paycuts! I can live in a normal house in Utah wher upkeep won't put me into bankruptcy again. The house I live in was my fathers and i grew up here but took over in 1996. I has been nothing but a major money pit and I am to old?to take care of it much less keep hiring attornies to get the horse stables to clean up there mess, keep there dogs off of?my property where we have been biten many times, keep ther customers cars from blocking my driveway, excetera!!!!. I have wasted 30,000 dollars on an attorney who did nothing but take my money. I live here alone and it is too much to take care of.Truthfully, my sanity depends on it!?
I am a good candidate for this loan because?I have worked for delta airlines for 34 years. I am very stable with my job! I did file bankruptcy 1 year ago but this now leaves me with very little debt. I only have 2 cc cards one at a 300 dollar limit and one at a 500 dollar limit. I own my car completly it is a 2000 jeep cherokee sport in excellent condition. And hopefully soon i wont have a mortgage payment. So basically this would be my only debt and my sanity depends on getting to utah,? i have been wanting to move for 8 years waiting for the house to sell so now I am lowering vthe price`so extreme that I won't have any equity.?

Monthly net income: $30,000.00 to 38,000.00 depending on how much I fly?

Monthly expenses: $
??Housing: $ 1250 mo
??Insurance: $125
??Car expenses: $75
??Utilities: $ 150
??Phone, cable, internet: $?90
??Food, entertainment: $?200
??Clothing, household expenses $35
??Credit cards and other loans: $ 60
??Other expenses:?swimming pool upkeep-60.......won't have this expence when I move!!!!?
dog food 30.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418820
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	May-1983	Debt/Income ratio:	58%
Credit score:	740-760 (Jul-2009)	Current / open credit lines:	15 / 16	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	38	Length of status:	24y 7m
Amount delinquent:	$993	Revolving credit balance:	$20,372	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	59%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	ingenious-basis	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay outstanding obligations
Purpose of loan:
This loan will be used to? pay outstanding financial obligations

My financial situation:
I am a good candidate for this loan because? I have always paid my bills and I have worked on the same job for 25 years.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418824
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.42%	Starting borrower rate/APR:	9.42% / 11.52%	Starting monthly payment:	$159.98

Auction yield range:	4.27% - 8.42%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.30%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	May-1989	Debt/Income ratio:	25%
Credit score:	720-740 (Jul-2009)	Current / open credit lines:	12 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	1y 5m
Amount delinquent:	$0	Revolving credit balance:	$30,159	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	78%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	engaging-return	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt free journey starts now
Purpose of loan:
This loan will be used to? Payoff some smaller debt that has been nagging for some time. With some of my current account?debt paid off, i will be more able to self sufficiently pay down the remaining balances on my own at a better pace.

My financial situation:
I am a good candidate for this loan because?I have always been able to make timely payments for full amounts in the past. I just recently re-financed my condo in hopes of bring down some monthly payments, but that has not worked to my advantage as planned. I recently married, for the first time, and moved in with my wife. My biggest monthly burden is my current condo payment and monthly HOA fee. The condo has assembled and we are looking at a November 2009 close date, which I will become debt free with proceeds, if it happens. If the developer falls through with plans, I will be forced to put it on the market in hopes of just breaking even to get out from under these monthly costs. So, I am viewing this loan at prosper as short term, and would like the cushion of being able to pay off some debt to make managing montly expense easier.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418826
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.73%	Starting monthly payment:	$67.85

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Apr-2004	Debt/Income ratio:	37%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	28y 7m
Amount delinquent:	$0	Revolving credit balance:	$13,009	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	SSpenneberg	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards and misc!
Purpose of loan:
This loan will be used to pay a big chunk of credit cards off and get my car fixed so I can drive to visit my kids in Florida. My youngest and his wife and my two beautiful grandchildren who I have not seen in almost 2 years would love for me to come to visit. But I have a few things I need to get in order and fixed on my clunker?in order to get there.

My financial situation:
I am a good candidate for this loan because?I am a responsible 64 year old woman who pays all her bills on time and has had the same job as a waitress for over 27 years at the same employer. I may be getting old but I am young at heart and my family is my entire being. I pride myself in my ability to manage and pay all my bills with no assistance while raising my 15 year old grandson. I make more than than any waitress I know but then again I guess I better after this many years. I own my trailer and have lived in it for over 15 years and as long as a tornado doesn't take us out..i will still be living there! One loan that I have is actually being paid by my eldest son when he went through a nasty divorce and custody hearing.

Monthly net income: $ 1800-2100 varies

Monthly expenses: $ 1029?
??Housing: $ 150 lot rent
??Insurance: $ 74
??Car expenses: $?80 Gas?
??Utilities: $?175?
??Phone, cable, internet: $ 150
??Food, entertainment: $ 0
??Clothing, household expenses $ 50?
??Credit cards and other loans: $ 350
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418832
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,150.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$97.26

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Aug-1999	Debt/Income ratio:	60%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	15 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	37	Length of status:	2y 5m
Amount delinquent:	$0	Revolving credit balance:	$12,178	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	63%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	5
Screen name:	walker06	Borrower's state:	Louisiana	Borrower's group:	MustardTree
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	15 ( 100% )	640-660 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	600-620 (Jul-2008) 620-640 (Mar-2008) 640-660 (Jan-2008) 600-620 (Apr-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Paying Doctors bill following birth
I owe the hospital $2,150 following the birth of my second child. We had agreed on a payment plan, but they are now telling me I have to pay in full by the end of August.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418834
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Mar-1998	Debt/Income ratio:	21%
Credit score:	700-720 (Jul-2009)	Current / open credit lines:	12 / 7	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	32	Length of status:	1y 11m
Amount delinquent:	$1,116	Revolving credit balance:	$870	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	75%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	thrilling-economy0	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home A/C replacement Car repair
Purpose of loan:
This loan will be used to replace a/c unit in my house as well as repair my car.

My financial situation:
I am a good candidate for this loan because I have a stable work history and decent credit.

Monthly net income: $ 2430

Monthly expenses: $
??Housing: $ 916
??Insurance: $ 150
??Car expenses: $ 190
??Utilities: $ 130
??Phone, cable, internet: $ 100
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418836
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$248.80

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Aug-2005	Debt/Income ratio:	20%
Credit score:	600-620 (Jul-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	0y 0m
Amount delinquent:	$0	Revolving credit balance:	$8,271	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	mike2246s	Borrower's state:	Florida	Borrower's group:	Alternative Financing for School
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 3	On-time:	27 ( 100% )	600-620 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	540-560 (Nov-2007) 520-540 (Feb-2007) 520-540 (Feb-2007) 520-540 (Dec-2006)
Principal balance:	$0.01	1+ mo. late:	0 ( 0% )
Total payments billed:	27
Description
Please help give funding for car
Hi, I am looking to raise money for a new car for my job. I am now working in an information technology department and plan to continue working this job for several more years. This Job helps me pay off most of my school bills, so I do not foresee myself having any problems making the necessary payments towards this loan. I am requesting this loan, because I would like to pay my of credit card debt at a lower rate than I currently have, and I also think that this will be a good opportunity to work with prosper.com.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418838
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,100.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.76%	Starting monthly payment:	$49.76

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jan-1989	Debt/Income ratio:	30%
Credit score:	600-620 (Jul-2009)	Current / open credit lines:	11 / 9	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	43	Length of status:	3y 9m
Amount delinquent:	$535	Revolving credit balance:	$1,179	Occupation:	Clerical
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	46%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	10	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	3boymama	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	55 ( 100% )	600-620 (Latest)
Principal borrowed:	$2,600.00	< mo. late:	0 ( 0% )	640-660 (Dec-2007) (Apr-2006)
Principal balance:	$887.85	1+ mo. late:	0 ( 0% )
Total payments billed:	55
Description
NEED to refinish hardwood floors...
Purpose of loan:
This loan will be used to refinish the Hardwood Floors throughout our house.? My son has been suffering from severe allergies for the past year.? His allergist told us he will suffer less if we removed all the carpeting from the house.? We have down all the hard working of removing this carpeting ourselves.? The task was large, but as a family we did it!? Now it is time to refinish all the hardwood floors underneath.?

We have the time and the commitment to get the job done -- all we need is a little extra cash to get this project completed before the end of summer.?

I have borrowed from Prosper before, and paid back one loan in full and my current loan will be paid off in December 2010.? I can easily handle this monthly payment and you can feel secure in lending to me based on my past loans with Prosper.com.

My financial situation:
I am a good candidate for this loan because both my husband and I have full-time secure?employment.?

I have successfully paid off a past loan with Prosper.com.

My expenses are considerably less than my income.

Monthly net income: $ 2054.00

Monthly expenses:??
??Housing: $ 150
??Insurance: $ 50
??Car expenses: $ 358?
??Utilities: $ 120
??Credit cards and other loans: $120

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418848
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	24.17%	Starting borrower rate/APR:	25.17% / 27.48%	Starting monthly payment:	$79.70

Auction yield range:	11.27% - 24.17%	Estimated loss impact:	10.59%
Lender servicing fee:	1.00%	Estimated return:	13.58%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jul-1997	Debt/Income ratio:	3%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	10 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	4y 11m
Amount delinquent:	$0	Revolving credit balance:	$304	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	15%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	retailmanager	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	13 ( 100% )	660-680 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	520-540 (Dec-2007) 540-560 (Nov-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
2 Loans Paid in Full - College
Purpose of loan:
This loan will be used to pay for extra expenses that may occur with my first year going back to college.

My financial situation:
I am a good candidate for this loan because I have had 2 Prosper loans that are paid in full. Also I have been at the same job for 5 years in management.

Monthly net income: $
2500

Monthly expenses: $
??Housing: $ 770
??Insurance: $?30
??Car expenses: $ 0
??Utilities: $ 150
??Phone, cable, internet: $?50
??Food, entertainment: $?300
??Clothing, household expenses $?50
??Credit cards and other loans: $?50
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418854
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,100.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$95.00

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Apr-1977	Debt/Income ratio:	49%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	4 / 4	Employment status:	Retired
Now delinquent:	1	Total credit lines:	33	Length of status:	14y 6m
Amount delinquent:	$64	Revolving credit balance:	$4,033	Stated income:	$1-$24,999
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	87%
Delinquencies in last 7y:	11	Homeownership:	No
Inquiries last 6m:	1
Screen name:	special-social	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
"What goes around comes around"
Purpose of loan:
This loan will be used to?help my daughter Gina who has always been there for me and her?father.? She has?always been morally and financially supportive for us.? I would like?to help her now that she come across hard times.? She has been faithful in all that she has done and continues to do inspite the difficult time that she is facing.?

My financial situation:
I am a good candidate for this loan because?I make sure I pay all of my house bills and credit cards on time.? I pay more than what is expected of me each month.? I take pride in making sure that my credit stays clean and maintain a good rapport with my creditors.?????

Monthly net income: $ 1300

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 0
??Car expenses: $ 0
??Utilities: $?
??Phone, cable, internet: $ 45.00
??Food, entertainment: $ 90.00
??Clothing, household expenses $ 75.00
??Credit cards and other loans: $ 120.00
??Other expenses: $ Tithes 130.00
Information in the Description is not verified.